UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Incannex Healthcare Inc.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Incannex Healthcare Inc.

Suite 105, 8 Century Circuit

Norwest, NSW 2153

Australia

April 28, 2025

To Our Stockholders:

You are cordially invited to attend a special meeting of stockholders of Incannex Healthcare Inc. to be held at 12:30 pm Eastern time on May 27, 2025.

We have decided to hold the special meeting virtually via live webcast on the internet. We believe hosting a virtual special meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our special meeting. You will be able to attend the special meeting, vote and submit your questions during the special meeting by visiting www.meetnow.global/M7SKRH9. You will not be able to attend the special meeting physically in person.

Details regarding the meeting, the business to be conducted at the meeting, and information about Incannex Healthcare Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.

At the special meeting, we will ask stockholders to (i) to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 347,222,700 shares our common stock underlying the Series A Warrants (assuming full adjustment of the exercise price to the Floor Price of $0.216 per share and exercise pursuant to the zero exercise price provisions of the Series A Warrants) issued in connection with a private placement of our securities that was consummated on March 10, 2025 and certain provisions of the Series A Warrants, (ii) approve a proposed amendment to our Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance thereunder from 100,000,000 shares to 800,000,000 shares, (iii) approve a proposed amendment to our 2023 Equity Incentive Plan (the “2023 Plan”) to (x) increase the number of shares authorized for the issuance of awards thereunder by 2,700,000 and (y) to incorporate an evergreen provision to increase the number of shares under the 2023 Plan in future years, (iv) approve of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock by a ratio of not less than 1-for-2 and not more than 1-for-50 (the “Reverse Stock Split”), with the exact ratio to be set within this range by our board of directors in its sole discretion (without reducing the authorized number of shares of our common stock) and with our board of directors able to elect to abandon such proposed amendment and not effect the Reverse Stock Split authorized by our stockholders in its sole discretion, and (v) approve any postponement or adjournment of the special meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to adopt the proposals set forth above.

We hope you will be able to attend the special meeting. Whether you plan to attend the special meeting or not, it is important that you cast your vote. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Incannex Healthcare Inc.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Joseph Swan
Joseph Swan
Secretary

Incannex Healthcare Inc.

Suite 105, 8 Century Circuit

Norwest, NSW 2153

Australia

April 28, 2025

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME: 12:30 pm Eastern time

DATE: May 27, 2025

PLACE: www.meetnow.global/M7SKRH9

PURPOSES:

1.      To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 347,222,700 shares of our common stock underlying the Series A Warrants (assuming full adjustment of the exercise price to the Floor Price of $0.216 per share and exercise pursuant to the zero exercise price provisions of the Series A Warrants) issued in connection with a private placement and sale of our securities that was consummated on March 10, 2025 and certain provisions of the Series A Warrants.

2.      To approve a proposed amendment to our Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance thereunder from 100,000,000 shares to 800,000,000 shares;

3.      To approve a proposed amendment to our 2023 Equity Incentive Plan (the “2023 Plan”) to (x) increase the number of shares authorized for the issuance of awards thereunder by 2,700,000 and (y) to incorporate an evergreen provision to increase the number of shares under the 2023 Plan in future years;

4.      To approve a proposed amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock by a ratio of not less than 1-for-2 and not more than 1-for-50 (the “Reverse Stock Split”), with the exact ratio to be set within this range by our board of directors in its sole discretion (without reducing the authorized number of shares of our common stock) and with our board of directors able to elect to abandon such proposed amendment and not effect the Reverse Stock Split authorized by our stockholders in its sole discretion; and

5.      To approve any postponement or adjournment of the special meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to adopt the proposals set forth above.

WHO MAY VOTE:

You may vote if you were the record owner of Incannex Healthcare Inc. common stock at the close of business on April 21, 2025. Notwithstanding the foregoing, the record owners of the 9,687,045 shares of common stock issued pursuant to the Securities Purchase Agreements, dated March 7, 2025, between Incannex Healthcare Inc. and the purchasers of such shares have agreed that, pursuant to applicable rules of the Nasdaq Stock Market LLC, they are not entitled to vote such shares with respect to Proposal No. 1.

A list of stockholders of record will be available at the special meeting and, during the 10 days prior to the special meeting, at our principal executive offices located at Suite 105, 8 Century Circuit Norwest, NSW 2153 Australia.

All stockholders are cordially invited to attend the special meeting. Whether you plan to attend the special meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the special meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Joseph Swan
Joseph Swan
Secretary

i

Incannex Healthcare Inc.
Suite 105, 8 Century Circuit
Norwest, NSW 2153
Australia

April 28, 2025

PROXY STATEMENT FOR INCANNEX HEALTHCARE INC.
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON May 27, 2025

This proxy statement, along with the accompanying notice of special meeting of stockholders, contains information about the special meeting of stockholders of Incannex Healthcare Inc. (the “Special Meeting”), including any adjournments or postponements of the Special Meeting.

We are holding the Special Meeting at 12:30 pm Eastern time, on May 27, 2025. The Special Meeting will be conducted solely via live audio webcast on the Internet. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting by visiting www.meetnow.global/M7SKRH9. You will not be able to attend the Special Meeting physically in person.

In this proxy statement, we refer to Incannex Healthcare Inc. as “Incannex,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the Special Meeting.

On or about April 30, 2025, we intend to begin sending this proxy statement, the attached notice of the Special Meeting and the enclosed proxy card to all stockholders entitled to vote at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON May 27, 2025

This proxy statement, the notice of special meeting of stockholders and our form of proxy card are available for viewing, printing and downloading at www.investorvote.com/IXHL. To view these materials please have your 16-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended June 30, 2024, on the website of the Securities and Exchange Commission at www.sec.gov, or in the “Financials — SEC Filings” section of the “Investors” section of our website at www.incannex.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Incannex Healthcare Inc., Attn: Investor Relations, Suite 105, 8 Century Circuit, Norwest NSW 2153 Australia. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why is the Company Soliciting My Proxy and How do I Attend the Special Meeting?

Our board of directors is soliciting your proxy to vote at the special meeting of stockholders to be held on May 27, 2025, at 12:30 pm Eastern time (the “Special Meeting”), and any adjournments or postponements of the meeting. The Special Meeting and any adjournments of the meeting will be conducted solely via live audio webcast on the Internet. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting by visiting www.meetnow.global/M7SKRH9, inputting your 16-digit control number printed on your proxy card and by following the instructions on the website. You will not be able to attend the Special Meeting physically in person. This proxy statement, along with the accompanying notice of the Special Meeting, summarizes the purposes of the meeting and the information you need to know to vote at the Special Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the notice of the Special Meeting and the proxy card, because you owned shares of our common stock on April 21, 2025 (the “Record Date”). We intend to commence distribution of proxy materials to stockholders on or about April 30, 2025.

What Happens if There Are Technical Difficulties during the Special Meeting?

Beginning 15 minutes prior to, and during, the Special Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting, voting at the Special Meeting or submitting questions at the Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call Toll Free 800-522-6645/Toll +1 (201) 680-6578.

Who May Vote?

Only stockholders of record at the close of business on April 21, 2025, the Record Date, will be entitled to vote at the Special Meeting. On this Record Date, there were 27,546,753 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock. Notwithstanding the foregoing, the record owners of the 9,687,045 shares of common stock issued pursuant to the Securities Purchase Agreements, dated March 7, 2025, between Incannex Healthcare Inc. and the purchasers of such shares have agreed that, pursuant to applicable rules of the Nasdaq Stock Market, LLC, they are not entitled to vote such shares with respect to Proposal No. 1 (the “Voting Restriction”).

If on the Record Date your shares of our common stock were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and our proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a legal proxy from your broker or other agent.

You do not need to attend the Special Meeting to vote your shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting. Notwithstanding the foregoing, no shares that are subject to the Voting Restriction are entitled to vote on Proposal No. 1 and, accordingly, any proxies that we receive through this solicitation with respect to shares that are subject to the Voting Restriction will not confer authority to represent or vote such shares on Proposal No. 1.

If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., or you have stock certificates registered in your name, you may vote:

•        By Internet or by telephone.    Follow the instructions included in the proxy card to vote over the Internet or by telephone.

•        By mail.    You can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below (except that any shares subject to the Voting Restriction will not be voted with respect to Proposal No. 1).

•        At the Special Meeting.    If you attend the meeting, you may vote by completing an electronic ballot, which will be available at the Special Meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at the conclusion of the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares virtually at the Special Meeting, you should contact your broker or agent to obtain a legal proxy and have this proxy available at the Special Meeting in order to vote.

Will I be able to ask questions and have these questions answered during the Virtual Special Meeting?

Stockholders may submit questions for the Special Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.meetnow.global/M7SKRH9, typing your question into the “Ask a Question” field, and clicking ‘‘Submit.” Please submit any questions before the start time of the meeting.

Appropriate questions related to the business of the Special Meeting (the proposals being voted on) will be answered during the Special Meeting, subject to time constraints.

How Does the Board of Directors Recommend that I Vote on the Proposals?

Our board of directors recommends that you vote as follows:

•        “FOR” the approval of, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 347,222,700 shares of our common stock underlying the Series A Warrants (assuming full adjustment of the exercise price to the Floor Price of $0.216 per share and exercise pursuant to the zero exercise price provisions of the Series A Warrants) shares of our common stock underlying the Series A Warrants, issued in connection with a private placement and sale of our securities that was consummated on March 10, 2025 and certain provisions of the Series A Warrants (the “Issuance Proposal”)

•        “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance thereunder from 100,000,000 shares to 800,000,000 shares (the “Charter Amendment Proposal”);

•        “FOR” the approval of an amendment to our 2023 Equity Incentive Plan (the “2023 Plan”) to (x) increase the number of shares authorized for the issuance of awards by 2,700,000 and (y) to incorporate an evergreen provision to increase the number of shares under the 2023 Plan in future years (the “Equity Incentive Plan Proposal”);

•        “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock by a ratio of not less than 1-for-2 and not more than 1-for-50 (the “Reverse Stock Split”), with the exact ratio to be set within this range by our board of directors in its sole discretion (without reducing the authorized number of shares of our common stock) and with our board of directors able to elect to abandon such proposed amendment and not effect the Reverse Stock Split authorized by our stockholders in its sole discretion (the “Reverse Stock Split Proposal”); and

•        “FOR” the approval of any postponement or adjournment of the Special Meeting, from time to time, if necessary to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to adopt the proposals set forth above (the “Adjournment Proposal”).

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Special Meeting. You may change or revoke your proxy in any one of the following ways:

•        if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•        by re-voting by Internet or by telephone as instructed above;

•        by notifying Incannex Healthcare Inc.’s Secretary in writing before the Special Meeting that you have revoked your proxy; or

•        by attending the Special Meeting and voting at the meeting. Attending the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in “street name” and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares will not have the authority to vote your unvoted shares without receiving instructions from you, as further described below. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Special Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal No. 1: Approve Issuance Proposal

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote on the subject matter is required to approve the Issuance Proposal. Abstentions will have the effect of a vote AGAINST on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Shares subject to the Voting Restriction are not entitled to vote on the Issuance Proposal and will have no effect on the results of this vote.

Proposal No. 2: Approve Charter Amendment Proposal

For the Charter Amendment Proposal to be approved, the number of votes cast FOR the proposal must exceed the number of votes cast AGAINST the proposal; provided that our common stock is listed on The Nasdaq Stock Market LLC (“Nasdaq”) immediately before the Charter Amendment becomes effective and meets the listing requirements of Nasdaq relating to the minimum number of holders immediately after the Charter Amendment becomes effective (the “Listing Condition”), in which case, abstentions with respect to the Amendment Proposal will not be considered “votes cast” and will have no effect on the Charter Amendment Proposal. If the Listing Condition is not met, the Charter Amendment Proposal must receive the affirmative vote of the holders of a majority of our issued and outstanding shares of common stock as of the Record Date and any abstentions with respect to the Charter Amendment Proposal would have the same effect as a vote AGAINST the Charter Amendment Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. If the Listing Condition is met, any broker non-votes will have no effect on the Charter Amendment Proposal. If the Listing Condition is not met, any broker non-votes will be treated as a vote AGAINST the Charter Amendment Proposal.

Proposal No. 3: Approve Equity Incentive Plan Proposal

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote on the subject matter is required to approve the Equity Incentive Plan Proposal. Abstentions will have the effect of a vote AGAINST on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal No. 4: Approve Reverse Stock Split Proposal

For the Reverse Stock Split Proposal to be approved, the number of votes cast FOR the proposal must exceed the number of votes cast AGAINST the proposal; provided that our common stock meets the Listing Condition, in which case, abstentions with respect to the Reverse Stock Split Proposal will not be considered “votes cast” and will have no effect on the Reverse Stock Split Proposal. If the Listing Condition is not met, the Reverse Stock Split Proposal must receive the affirmative vote of the holders of a majority of our issued and outstanding shares of common stock as of the Record Date and any abstentions with respect to the Reverse Stock Split Proposal would have the same effect as a vote AGAINST the Reverse Stock Split Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. If the Listing Condition is met, any broker non-votes will have no effect on the Reverse Stock Split Proposal. If the Listing Condition is not met, any broker non-votes will be treated as a vote AGAINST the Reverse Stock Split Proposal.

Proposal No. 5: Approve Adjournment Proposal

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote on the subject matter is required to approve the Adjournment Proposal. Abstentions will have the effect of a vote AGAINST on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Where Can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by telephone or email. We will pay these directors, officers and employees no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Alliance Advisors, LLC to act as our proxy solicitor in connection with the proposals to be acted upon at the Special Meeting. Pursuant to our agreement with our proxy solicitor, our proxy solicitor will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the Special Meeting. For these services, we will pay a fee of approximately $22,000. If you have any questions or require any assistance, you may call Alliance Advisors, LLC using +1-833-218-3882 (toll-free from the U.S.) or +1-551-368-0111 (from other countries).

What Constitutes a Quorum for the Special Meeting?

The presence, in person virtually or by proxy, of the holders of one-third of the voting power of the stock outstanding and entitled to vote at the meeting, present in person virtually or represented by proxy, shall constitute a quorum for the transaction of business.

Attending the Special Meeting

The Special Meeting will be held at 12:30 pm Eastern time on May 27, 2025. The Special Meeting will be held in a virtual meeting format only. To attend the virtual Special Meeting, go to www.meetnow.global/M7SKRH9 shortly before the meeting time. When prompted enter the 16-digit control number on your proxy card and follow the instructions for downloading the webcast. You need not attend the Special Meeting in order to vote.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple Incannex stockholders live in your household. This practice, which has been approved by the Securities and Exchange Commission (the “SEC”), is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our proxy materials to you if you write or call our Secretary at: Incannex Healthcare Inc., Suite 105, 8 Century Circuit, Norwest, NSW 2153 Australia or +61 409 840 786. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

•        following the instructions provided on your proxy card; or

•        following the instructions provided when you vote over the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of April 9, 2025 by:

•        each person known to us to be the beneficial owner of more than 5% of our outstanding common stock;

•        each of our named executive officers and directors; and

•        all of our current executive officers and directors as a group.

The beneficial ownership of our common stock presented below is based on 27,546,753 shares of our common stock issued and outstanding as of April 9, 2025.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and restricted stock units that vest within 60 days. Shares of common stock issuable upon exercise of options and warrants currently exercisable within 60 days and restricted stock units that vest within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.

Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all shares of our common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the following entities or individuals is c/o Incannex Healthcare Inc., Suite 105, 8 Century Circuit, Norwest NSW 2153 Australia.

	Shares Beneficially Owned
Directors and Executive Officers:	Number	Percent
Joel Latham(1)	1,349,988	4.88%
Troy Valentine(2)	916,784	3.32%
Peter Widdows(3)	256,897	* %
Dr. George Anastassov(4)	744,721	2.70%
Robert Clark(5)	125,000	*
Lekhram Changoer(6)	639,549	2.32%
Joseph Swan(7)	20,931	*
Luigi M. Barbato	—	*
All directors and current executive officers as a group (8 persons)	4,310,767	15.49%
5% Stockholders:	Number	Percent
L1 Capital Global Opportunities Master Fund(8)	1,929,015	7.00%
S.H.N Financial Investments Ltd(9)	1,929,015	7.00%
Great Point Capital, LLC(10)	1,929,015	7.00%

____________

*        Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)      Consists of (i) 1,242,485 shares of common stock, and (ii) 100,004 shares of common stock issuable upon the exercise of options within 60 days of April 9, 2025, and (iii) 7,499 shares of common stock issuable upon the exercise of warrants within 60 days of April 9, 2025.

(2)      Includes the following securities held directly by Mr. Valentine: (i) 531,750 shares of common stock and (ii) 25,286 shares of common stock issuable upon the exercise of warrants within 60 days of April 9, 2025. Also includes the following securities indirectly beneficially owned by Mr. Valentine: (i) Mr. Valentine also owns a 50% equity interest in Alignment Capital Pty Ltd, which owns 242,862 shares of our common stock and 8,797 shares of common stock issuable upon the exercise of warrants within 60 days of April 9, 2025, (ii) Mr. Valentine is a director of Tranaj Nominees Pty Ltd, which owns 10,000 shares of our common stock and 6,812 shares of common stock issuable upon the exercise of warrants within 60 days of April 9, 2025, (iii) Mr. Valentine is a director of Valplan Pty Ltd, which owns 30,000 shares of our common stock and 2,000 shares of common stock issuable upon the exercise of warrants within 60 days of April 9, 2025, (iv) Mr. Valentine is a director and the sole shareholder of Cityside Pty Ltd, which owns 44,400 shares of our common stock and 2,960 shares of common stock issuable upon the exercise of warrants within 60 days of April 9, 2025, and

(v) Mr. Valentine is the beneficiary of the GFCR Investments Trust managed by Ekirtson Nominees Pty Ltd as trustee, which owns 10,000 shares of our common stock and 1,917 shares of common stock issuable upon the exercise of warrants within 60 days of April 9, 2025.

(3)      Consists of (i) 245,847 shares of common stock and (ii) 11,050 shares of common stock issuable upon the exercise of warrants within 60 days of April 9, 2025.

(4)      Consists of 744,721 shares of common stock.

(5)      Consists of (i) 75,000 shares of common stock, and (ii) 50,000 shares of common stock issuable upon the exercise of options within 60 days of April 9, 2025.

(6)      Consists of 639,549 shares of common stock held by Prash BV, a company controlled by Mr. Changoer.

(7)      Consists of (i) 17,931 shares of common stock and (ii) 3,000 shares of common stock issuable upon the exercise of warrants within 60 days of April 9, 2025.

(8)      Consists of 1,929,015 shares of common stock purchased in the Private Placement by L1 Capital Global Opportunities Master Fund Ltd. (“L1 Capital”) and excludes 1,929,015 shares of common stock (subject to the adjustment and alternative cashless exercise provisions of the Series A Warrants) underlying the Series A Warrants held by L1 Capital, the exercise of which are subject to receipt of the Warrant Stockholder Approval and certain beneficial ownership limitations. David Feldman and Joel Arber are the Directors of L1 Capital. To the extent Mr. Feldman and Mr. Arber are deemed to beneficially own such shares, Mr. Feldman and Mr. Arber disclaim beneficial ownership of these securities. The principal business address of the L1 Capital is 161A Shedden Road, 1 Artillery Court, PO Box 10085, Grand Cayman KY1-1001, Cayman Islands.

(9)      Consist of 1,929,015 shares of common stock purchased in the Private Placement by S.H.N Financial Investments Ltd (“S.H.N”) and excludes 1,929,015 shares of common stock (subject to the adjustment and alternative cashless exercise provisions of the Series A Warrants) issuable upon the exercise of the Series A Warrants held by S.H.N, the exercise of which are subject to receipt of the Warrant Stockholder Approval and certain beneficial ownership limitations. Nir Shamir and Hadar Shamir have shared power to vote and dispose of the securities held by S.H.N and may be deemed to be the beneficial owners of such shares of common stock. The business address of S.H.N is Arik Einstein 3, Herzliya, Israel.

(10)    Consist of 1,929,015 shares of common stock purchased in the Private Placement by Great Point Capital, LLC (“Great Point”) and excludes 1,929,015 shares of common stock (subject to the adjustment and alternative cashless exercise provisions of the Series A Warrants) issuable upon the exercise of the Series A Warrants held by Great Point, the exercise of which are subject to receipt of the Warrant Stockholder Approval and certain beneficial ownership limitations. Dan Dimiero is the Manager of Great Point Capital and may be deemed to beneficially own the securities held by it. The principal address of Great Point Capital is 200 West Jackson, Ste 1000, Chicago, IL 60606.

Proposal No. 1

APPROVAL OF THE ISSUANCE PROPOSAL

Background

On March 10, 2025, we consummated the previously announced private placement (the “Private Placement”) pursuant to securities purchase agreements (“Purchase Agreements”) with certain institutional investors for the purchase and sale of an aggregate of 9,687,045 shares of our common stock at a price of $1.08 per share of common stock, pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 1,887,045 shares of our common stock (the “Pre-Funded Warrant Shares”) at a price of $1.0799 per Pre-Funded Warrant and Series A common stock warrants (the “Series A Warrants” and together with the Pre-Funded Warrants, the “Warrants”) to purchase up to 11,574,090 shares of our common stock, subject to adjustment as described therein to up to an aggregate of 347,222,700 shares of common stock assuming full adjustment of the exercise price to the Floor Price and exercise pursuant to the zero exercise price provisions of the Series A Warrants as described below (the “Series A Warrant Shares” and together with the Pre-Funded Warrant Shares, the “Warrant Shares”) at an initial exercise price of $2.16 per share.

The Pre-Funded Warrants are exercisable (in cash or by cashless exercise) for shares of common stock for a nominal exercise price of $0.0001 per Pre-Funded Warrant Share, were immediately exercisable upon issuance and expire when exercised in full. We are not seeking approval of the exercise of the Pre-Funded Warrants.

The Series A Warrants are not currently exercisable, will be exercisable following the Warrant Stockholder Approval (as described below) and will expire two and one-half (2.5) years thereafter. If a registration statement registering the resale of the shares of common stock underlying the Series A Warrants is not effective or available following the date of Warrant Stockholder Approval, the holder may, in its sole discretion, elect to exercise the Series A Warrants through a cashless exercise. The Series A Warrants also include a zero exercise price provision (referred to in the text of the Series A Warrants as an “alternative cashless exercise”) where, following the Warrant Stockholder Approval (even if a registration statement registering the issuance or resale of shares of common stock underlying the Series A Warrant is effective), the holder of a Series A Warrant has the right to receive, without paying any additional cash or consideration to the Company, an aggregate number of shares of common stock equal to the product of (x) the aggregate number of shares of common stock that would be issuable upon a cash exercise of the Series A Warrant multiplied (which is subject to adjustment, as described below, to a number of shares that is up to 10 times the number of shares underlying the Series A Warrant at issuance) by (y) three (3.0). As a result of these zero exercise price provisions, it is unlikely investors would choose to cash exercise the Series A Warrants, and we are unlikely to receive any cash proceeds from the exercise of the Series A Warrants. Similarly, as a result of the zero exercise price provisions, it is unlikely investors would choose to exercise the Series A Warrants on a “net” or “cashless” basis that would reduce the number of shares issuable upon exercise of the Series A Warrant by a number of shares having an aggregate value equal to the exercise price. The number of shares issuable upon exercise of the Series A Warrants is subject to adjustment in connection with the adjustment of the exercise price of the Series A Warrants, as described below, to a number of shares that is up to 10 times the number of shares underlying the Series A Warrant at issuance. The number of shares issuable pursuant to the Series A Warrants, including by way of its zero exercise price provisions, is also subject to proportional adjustments for stock splits, dividends, reclassifications and similar adjustments.

The Pre-Funded Warrants and Series A Warrants may not be exercised if the aggregate number of shares of common stock beneficially owned by the holder thereof immediately following such exercise would exceed a specified beneficial ownership limitation (4.99% or 9.99%); provided, however, that a holder may increase or decrease the beneficial ownership limitation by giving 61 days’ notice to the Company, but not to any percentage in excess of 9.99%.

On March 10, 2025 and in connection with the Private Placement, we entered into a registration rights agreement with the investors pursuant to which we agreed to register for resale the shares of common stock issued and Warrants Shares issuable in connection with the Private Placement. We have filed a resale registration statement and intend to file an additional resale registration statements following receipt of the Warrant Stockholder Approval to fulfill these obligations.

On March 7, 2025, we also entered into a placement agency agreement (the “Placement Agreement”) with R.F. Lafferty & Co., Inc. (“R.F. Lafferty”), pursuant to which we engaged R.F. Lafferty to act as sole placement agent in connection with the Private Placement. As compensation to the placement agent, we paid R.F. Lafferty commission equal to 7.0% of the aggregate gross proceeds from the Private Placement. In addition, we agreed to reimburse R.F. Lafferty for certain of out-of-pocket expenses, including for reasonable legal fees and disbursements for its counsel.

The Private Placement closed on March 10, 2025. The net proceeds to us from the Private Placement were approximately $11.3 million, after deducting placement agent fees and other expenses associated with the Private Placement and payable by us and prior to the repayment of $3.9 million in convertible debentures.

Nasdaq

Shares of our common stock are listed on The Nasdaq Global Market, and as a result, we are subject to rules and regulations of Nasdaq, including, but not limited to, Nasdaq Listing Rule 5635 which requires stockholder approval prior to certain issuances of our common stock and Nasdaq Listing Rule 5101 which provides that Nasdaq has broad discretionary authority in addition to the enumerated Nasdaq Listing Rules and procedures “in order to maintain the quality of and public confidence in its market, to prevent fraudulent and manipulative acts and practices, to promote just and equitable principles of trade, and to protect investors and the public interest.”

Nasdaq Listing Rule 5635(a) requires a listed company to obtain stockholder approval prior to issuance of securities in connection with the acquisition of the stock or assets of another company (i) if, other than a public officer for cash, the number of shares of common stock or securities of the listed company to be issued is or will be equal to or in excess of (x) 20% of the number of shares of common stock of the listed company outstanding before the issuance of the stock or securities or (y) 20% or more of the voting power of the listed company outstanding before the issuance, or (ii) if an officer, director or substantial shareholder has a greater than 5% interest in such assets or company to be acquired or in the consideration to be paid (or such persons collectively have a 10% or greater interest) and the present or potential issuance of common stock of the listed company, or securities convertible into or exercisable for common stock of the listed company, could result in an increase in outstanding common shares of the listed company or voting power of the listed company by 5% or more.

Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is also required prior to an issuance, or potential issuance, of securities that could result in a “change of control” of a listed company, which for Nasdaq purposes is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of a listed company and/or such ownership or voting power would be the company’s largest ownership position. However, Nasdaq will consider facts and circumstances in its discretion in determining whether a change of control has or may occur in connection with a transaction.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the “Nasdaq Official Closing Price” (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement for such issuance; or (ii) the average “Nasdaq Official Closing Price” of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement for such issuance. This price is referred to as the “Minimum Price.”

This Proposal No. 1 is requesting approval pursuant to Nasdaq Listing Rule 5635(d) and not any other section of Nasdaq Listing Rule 5635.

Required Approvals for the Exercise of the Series A Warrants

The terms of the Series A Warrants require that we seek stockholder approval as may be required by the rules and regulations of the Nasdaq Stock Market LLC for their exercise and certain adjustments set forth therein. Accordingly, we are seeking stockholder approval of the following (the “Warrant Stockholder Approval”):

(a)    to consent to any adjustment to the exercise price (as low as the Floor Price of $0.216 per share) and/or number of shares of common stock underlying the Series A Warrants (from 11,574,090 to up to 115,740,900, assuming full adjustment of the exercise price to the Floor Price and before giving effect to the zero exercise price provision and up to 347,222,700 assuming full adjustment of the exercise price to the Floor Price and after giving effect to the zero exercise price provision) in the event of an adjustment upon the Adjustment Date (i.e. the close of trading on the 11th trading day after the Release Date, which is the later of the date the Warrant Shares may be resold pursuant to an effective registration statement or Rule 144 and the date of the Warrant Stockholder Approval), as defined and described below, without regard to any limitations upon exercise of the Series A Warrants relating to the Warrant Stockholder Approval and/or the provisions prohibiting adjustments in such Series A Warrants above the Floor Price of $0.216;

(b)    to consent to any adjustment to the exercise price (as low as the Floor Price of $0.216 per share) and/or number of shares of common stock underlying the Series A Warrants (from 11,574,090 to up to 115,740,900, assuming full adjustment of the exercise price to the Floor Price and before giving effect to the zero exercise price provision and up to 347,222,700 assuming full adjustment of the exercise price to the Floor Price and after giving effect to the zero exercise price provision) in the event of a Share Combination Event (i.e. any share split, reverse share split, share dividend, share combination recapitalization or other similar transaction involving the shares of our common stock), as defined and described below, without regard to any limitations upon exercise of the Series A Warrants relating to the Warrant Stockholder Approval and/or the provisions prohibiting adjustments in such Series A Warrants above the Floor Price of $0.216;

(c)     to consent to any adjustment to the exercise price of the Series A Warrants in the event of a voluntary adjustment described below;

(d)    to consent, without regard to any limitations upon exercise of the Series A Warrants relating to the Warrant Stockholder Approval and/or the provisions prohibiting adjustments in such Series A Warrants above the Floor Price of $0.216, to the zero exercise price provision of the Series A Warrant (which is referred to in the text of the Series A Warrants as an “alternative cashless exercise”) whereby, following the Warrant Stockholder Approval (even if a registration statement registering the issuance or resale of shares of common stock underlying the Series A Warrant is effective), the holder of a Series A Warrant has the right to receive, without paying any additional cash or consideration to the Company, an aggregate number of shares of common stock equal to the product of (x) the aggregate number of shares of common stock that would be issuable upon a cash exercise of the Series A Warrant multiplied (which is subject to adjustment, as described above and below, to a number of shares that is up to 10 times the number of shares underlying the Series A Warrant at issuance) by (y) three (3.0); and

(e)     to consent to an increase in the number of shares of our common stock authorized for issuance under our Amended and Restated Certificate of Incorporation from 100,000,000 shares to a minimum of 500,000,000 shares of common stock. We are requesting an increase to 800,000,000 shares of common stock in Proposal No. 2.

If the Warrant Stockholder Approval is not obtained, the Series A Warrants will not be exercisable. At present, we do not currently have sufficient authorized shares of common stock for the full exercise of the Series A Warrants, and in the Private Placement, have agreed not to complete a reverse stock split prior to September 6, 2025 unless we are expressly required to effect a reverse split as a result of changes in applicable laws effected after the closing of the Private Placement related to the listing requirements of the trading market (currently the Nasdaq Stock Market LLC) or we obtain a waiver from the investors who purchased at least 50.1% of the Shares and Pre-Funded Warrants sold in the Private Placement. So, are seeking stockholder approval for an increase in the number of authorized shares of our common stock in order to obtain the portion of the Warrant Stockholder Approval in (e) above. If stockholders do not approve both Proposal No. 1 and Proposal No. 2, the Series A Warrants will not be exercisable upon completion of the Special Meeting. If stockholders approve both Proposal No. 1 and Proposal No. 2 and the number of outstanding shares of the Company increase prior to September 30, 2025, then the evergreen provision of the amended 2023 Plan (as discussed below) will automatically increase the number of shares available under the 2023 Plan by 20% of the then outstanding shares, in accordance with its terms.

Exercisability.    The Pre-Funded Warrants were and are exercisable at any time after their original issuance until they are exercised in full. The Series A Warrants are not currently exercisable, will be exercisable following and subject to the Warrant Stockholder Approval and will expire two and one-half (2.5) years after the date we obtain the full Warrant Stockholder Approval. Each of the Warrants will be exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice accompanied by payment in full in immediately available funds for the number of shares of common stock subscribed for upon such exercise (except in the case of a cashless exercise as discussed below).

Cashless Exercise.    The Pre-Funded Warrants are exercisable by cashless exercise, and if a registration statement registering the issuance of the shares of common stock underlying the Series A Warrants under the Securities Act is not effective or available following the date of receipt of the full Warrant Stockholder Approval, the holder may, in its sole discretion, elect to exercise the Warrants through a cashless exercise. Upon cashless exercise the holder would receive upon such exercise the net number of shares of common stock equal to the quotient obtained by dividing [(A-B) (X)] by (A), where (A) is the volume-weighted average price per share of common stock, (B) is the exercise price of the Warrant then in effect and (X) is the number of Warrant Shares that would be issuable upon exercise of the Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise. Given the zero exercise price provisions of the Series A Warrants described below, it is unlikely the Series A Warrants would be exercised on a cash or cashless basis.

Series A Warrant Zero Exercise Price Provision.    The Series A Warrants also include a zero exercise price provision (referred to in the text of the Series A Warrants as an “alternative cashless exercise”) where, following the Warrant Stockholder Approval (even if a registration statement registering the issuance or resale of shares of common stock underlying the Series A Warrant is effective), the holder of a Series A Warrant has the right to receive, without paying any additional cash or consideration to the Company, an aggregate number of shares of common stock equal to the product of (x) the aggregate number of shares of common stock that would be issuable upon a cash exercise of the Series A Warrant multiplied (which is subject to adjustment, as described below, to a number of shares that is up to 10 times the number of shares underlying the Series A Warrant at issuance) by (y) three (3.0). This amount is subject to proportional adjustments stock splits, dividends, reclassifications and similar adjustments.

Fractional Shares.    No fractional shares of common stock will be issued in connection with the exercise of a Warrant. In lieu of fractional shares upon exercise of a Series A Warrant, we would round down to the nearest whole share. As to any fraction of a share issuable upon exercise of a Pre-Funded Warrant, the Company will, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price or round up to the next whole share.

Exercise Limitation.    A holder will not have the right to exercise any portion of the Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election by a holder prior to the issuance of any warrants, 9.99%) of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, upon at least 61 days’ prior notice from the holder to us with respect to any increase in such percentage.

Exercise Price.    The exercise price of each Pre-Funded Warrant is $0.0001 per Pre-Funded Warrant Share. The Series A Warrants have an initial exercise price of $2.16 per Series A Warrant Share. These exercise prices of the Warrants and the number of shares underlying the Warrants are subject to adjustment as described below.

Adjustments to Exercise Prices and Underlying Shares

Recapitalization and Other Events:    The exercise prices of the Warrants and number of shares underlying the Warrants are subject to adjustment for stock splits, dividends, combinations, recapitalization and similar events.

Series A Warrant Adjustment at the “Release Date”:    At the Adjustment Date (defined below), the exercise price of the Series A Warrants will be reduced (but in no event increased) to the greater of (I) the Floor Price (as defined below) and (II) the lowest daily dollar-volume-weighted-average-price during the period beginning two full trading days prior to the Release Date and ending on the 10th trading day after the Release Date. Upon any such resulting adjustment of the exercise price in the Series A Warrants, the number of Series A Warrant Shares issuable under the Series A Warrants will be increased such that the aggregate exercise price of a Series A Warrants (adjusted for any exercises by a holder prior to this adjustment) will remain unchanged following such adjustment. No adjustment in connection with a Release Date or otherwise may result in an adjustment of the exercise price to a price less than the Floor Price. As a result, the aggregate number of shares of common stock underlying all of the Series A Warrants, may increase from 11,574,090 to up to 115,740,900, assuming full adjustment of the exercise price to the Floor Price and before giving effect to the zero exercise price provision. Assuming full adjustment of the exercise price to the Floor Price, the aggregate number of shares of common stock issuable upon the exercise of all of the Series A Warrants pursuant to the zero exercise price provisions therein would be 347,222,700.

Series A Warrant Partial Adjustment:    If, for any reason, less than all of the securities sold pursuant to the Purchase Agreements have been registered for resale prior to the expiration of the 90-day period immediately following the trading day during which the Company files a Current Report on Form 8-K giving public notice of the approval of the Warrant Stockholder Approval, then a Series A Warrant holder, with respect to itself only, will have the right in its sole and absolute discretion, to deem that the Release Date has occurred with respect to such portion of a Series A Warrant as the holder determines and an Adjustment Date shall apply to that portion of the Series A Warrant. Any portion of a Series A Warrant not previously subject to an adjustment as a result of an exercise by the Holder in accordance with the previous sentence, will remain subject to a future adjustment in in connection with a Release Date. No partial adjustment may result in an adjustment of the exercise price to a price less than the Floor Price.

Series A Warrant Adjustments for Reverse Splits and Share Combination Events:    If at any time during the term of the Series A Warrants there occurs any share split, reverse share split, share dividend, share combination recapitalization or other similar transaction involving the shares of our common stock (each, a “Share Combination Event”, and such date on which the Share Combination Event is effected, the “Share Combination Event Date”) and the lowest daily dollar volume-weighted average price per share of our common stock during the period commencing on the trading day immediately following the applicable Share Combination Event Date and ending on the fifth trading day immediately following the applicable Share Combination Event Date (the “Event Market Price”) (provided if the Share Combination Event is effective prior to the opening of trading on the market on which shares of our common stock are then traded, then, commencing on the Share Combination Event Date and ending on the fourth trading day immediately following the applicable Share Combination Event Date (such period, the “Share Combination Adjustment Period”)) is less than the exercise price then in effect (after giving effect to the adjustment for such event), then, at the close of trading on the last day of the Share Combination Adjustment Period, the exercise price then in effect on such fifth trading day will be reduced (but in no event increased) to the Event Market Price and the number of Series A Warrant Shares issuable upon exercise of a Series A Warrant (such resulting number, the “Share Combination Issuable Shares”) will be increased such that the aggregate exercise price, after taking into account the decrease in the exercise price, will be equal to the aggregate exercise price on the date of issuance of the Series A Warrants for the remaining Series A Warrant Shares then issuable pursuant to the Series A Warrant; provided, however, that in no event will the Event Market Price be lower than the Floor Price; and provided further that notwithstanding the foregoing, if one or more Share Combination Events occurred prior to the Warrant Stockholder Approval being obtained and the reduction of the exercise price was limited by clause (i) of the definition of Floor Price, once the Warrant Stockholder Approval is obtained, the Exercise Price will automatically be reduced to equal the greater of (x) the lowest Event Market Price with respect to any Share Combination Event that occurred prior to the Warrant Stockholder Approval being obtained, and (y) the price determined by reference to clause (ii) of the definition of Floor Price. If one or more Share Combination Events occurs prior to the Warrant Stockholder Approval being obtained and the reduction of the exercise price to the Event Market Price, once the Warrant Stockholder Approval is obtained, the exercise price will automatically be reduced to the lowest Event Market Price with respect to any Share Combination Event that occurred prior to the Warrant Stockholder Approval being obtained and the Share Combination Issuable Shares will automatically be adjusted to equal the highest such number with respect to any Share Combination Event that occurred prior to the Stockholder Approval being obtained, provided that in no event will the exercise price be reduced below the Floor Price. As a result, the aggregate number of shares of common stock underlying all of the Series A Warrants, may increase from 11,574,090 to up to 115,740,900, assuming full adjustment of the exercise price to the Floor Price and before giving effect to the zero exercise price provision. Assuming full adjustment of the exercise price to the Floor Price, the aggregate number of shares of common stock issuable upon the exercise of all of the Series A Warrants pursuant to the zero exercise price provisions therein would be 347,222,700.

Series A Voluntary Adjustment of Exercise Price:    Subject to the rules and regulations of Nasdaq, the Company may at any time during the term of the Series A Warrants, with the prior written consent of the holders of the Series A Warrants representing at least a majority of the Series A Warrant Shares then underlying the Series A Warrants, reduce the then current exercise price of the Series A Warrants to any amount and for any period of time deemed appropriate by the board of directors of the Company.

While approval of this Proposal 1 will expressly authorize the board of directors of the Company to reduce the exercise price of the Series A Warrants for any period of timed deemed appropriate if the consent of the requisite holders of the Series A Warrants is obtained, the voluntary reduction and any other transaction that might occur in connection with or close in time to the voluntary reduction would still be subject to Nasdaq Listing Rules and regulations as may be in effect at the time of such reduction. As noted above, in approving this Proposal 1, stockholders are expressly approving the issuance of the shares underlying the Series A Warrant at a price below the Minimum Price pursuant to Nasdaq Listing Rule 5635(d).

However, even if this Proposal No. 1 is approved, other Nasdaq Listing Rules will still apply to any voluntary reduction to the extent shares of our common stock are the traded on Nasdaq at the time of such voluntary reduction. For instance and by example only, such a reduction likely could not occur in connection with a change of control transaction in accordance with Nasdaq Listing Rule 5635(b) absent prior stockholder approval. Nor could such a reduction likely occur in connection with an acquisition pursuant to Nasdaq Listing Rule 5635(a) absent prior stockholder approval for such an acquisition. (The Company does not currently have plans for such acquisitions or change in control transactions.) In addition and as noted above, Nasdaq has broad discretion in reviewing transactions, particularly, to the extent Nasdaq determines there is a need to protect public interests. To the extent any modification was done fraudulently or in a manner deemed to be overly disadvantageous to existing shareholders, Nasdaq could exercise its discretion to act with respect to such transactions and allege that such transactions are not in the public interest as required by Nasdaq Listing Rules pursuant to its broad discretionary authority. Consequences of violating Nasdaq Listing Rules may result in a voluntary reduction having to be unwound or modified in order to comply with Nasdaq Listing Rules (which may not be possible or feasible), censure or delisting from Nasdaq. Nasdaq will often exercise its discretionary authority after a transaction has been completed as Nasdaq typically no longer requires prior review and approval before a modification may occur. A voluntary reduction may expose us to liability or losses if a voluntary reduction is not done in compliance with applicable Nasdaq Listing Rules, which could adversely affect our results of operations, prospects and ultimately the value of our shares of common stock and/or ultimately result in the delisting of shares of our common stock from Nasdaq.

Certain Defined Terms:

“Adjustment Date” means the close of trading on the 11th trading day after the Release Date.

“Floor Price” means (i) prior to the Warrant Stockholder Approval, a price equal to the “Nasdaq Minimum Price” on the trading immediately preceding execution of the Purchase Agreements, as defined in Nasdaq Listing Rule 5635(d)(1)(A), or $1.08 per share, or (ii) following approval of the Warrant Stockholder Approval, a price equal to twenty percent (20%) of the Nasdaq Minimum Price on the trading day immediately preceding execution of the Purchase Agreements, as defined in Nasdaq Listing Rule 5635(d)(1)(A), or $0.216 per share. The Floor Price will be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction.

“Release Date” means the later of (x) the earlier of (i) the effective date of the registration statement registering all of the securities sold in the Private Placement or (ii) the date that the securities sold in the Private Placement can be sold, assigned or transferred without restriction or limitation pursuant to Rule 144 or Rule 144A promulgated under the Securities Act of 1933 and (y) the date that the Company obtains the Warrant Stockholder Approval.

Warrant Stockholder Approval.    Under Nasdaq listing rules, the Series A Warrants may not be exercised unless and until we obtain the approval of our stockholders. Pursuant to the terms of the Series A Warrants, we agreed that if we fail to obtain the full Warrant Stockholder Approval we will seek the Warrant Stockholder Approval every 60 days following such a failure (and following any such future failure) until the Warrant Stockholder Approval is obtained.

Transferability.    Subject to applicable laws, the Warrants may be offered for sale, sold, transferred or assigned without our consent.

Exchange Listing.    We do not intend to apply for the listing of the Warrants on any stock exchange. Without an active trading market, the liquidity of the Warrants will be limited.

Rights as a Stockholder.    Except as described above or by virtue of a holder’s ownership of shares of our common stock, the holder of a Warrant does not have the rights or privileges of a holder of our shares of common stock, including any voting rights, until the holder exercises the Warrant.

Fundamental Transaction.    In the event of a fundamental transaction, as described in the Warrants, and generally including, with certain exceptions, any reorganization, recapitalization or reclassification of our shares of common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding shares of common and preferred stock, or any person or group becoming the beneficial owner of more than 50% of the voting power represented by our outstanding shares of common stock and preferred stock, the holders of the Warrants will be entitled to receive upon exercise thereof the kind and amount of securities, cash or other property that the holders would have received had they exercised the Warrants immediately prior to such fundamental transaction. In addition, in certain circumstances, upon a fundamental transaction, the holders of the Series A Warrants will have the right to require us to repurchase their respective Series A Warrants at the Black-Scholes value; provided, however, that, if the fundamental transaction is not within our control, including not approved by our Board, then the holder will only be entitled to receive the same type or form of consideration (and in the same proportion), at the Black-Scholes value of the unexercised portion of the Series A Warrant that is being offered and paid to the holders of our common stock in connection with the fundamental transaction.

Purchase Rights.    If we grant, issue or sell any options, convertible securities, or rights to purchase stock, warrants, securities or other property on a pro rata basis to the record holders of our common stock (such rights, the “Purchase Rights”), then each holder of a Warrant will be entitled to participate in this offering of Purchase Rights as if the holder of a Warrant were a holder of our common stock. The amount of Purchase Rights that a holder of a Warrant could acquire would be the amount of Purchase Rights the holder could have acquired if the holder of a Warrant had held the number of shares of common stock acquirable upon complete exercise of their Warrant immediately before the date on which a record date is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of our common stock is determined for the grant, issue or sale of such Purchase Rights. The number of shares issuable to Series A Warrant holders will be without regard to any 4.99% or 9.99% beneficial ownership limitation and the number issuable to the Pre-Funded Warrant holders in excess of these blockers will be held in abeyance until such time as the issuance would be in compliance with these blocker provisions.

Governing Law.    The Warrants are governed by New York law.

Purpose of the Warrant Stockholder Approval

Since the total number of shares in the Private Placement, including the potential issuance of the Warrant Shares, would be deemed a “20% Issuance,” we are required to obtain the approval of our stockholders before permitting exercises of the Series A Warrants in order to comply with Nasdaq Listing Rule 5635(d), as discussed above.

In order to comply with Nasdaq Listing Rule 5635(d) and permit the holders to exercise the Series A Warrants, our stockholders need to approve the issuance of the Series A Warrants and the Series A Warrant Shares issuable upon exercise of the Series A Warrants together with the additional shares of our common stock that may become issuable upon adjustments provided for under the Series A Warrants and the provisions of the Series A Warrants indicated above. Until we obtain the Warrant Stockholder Approval in order to comply with Nasdaq Listing Rule 5635(d), the Series A Warrants are not exercisable.

Importantly and as noted above, if we fail to obtain the full Warrant Stockholder Approval, we are required to seek stockholder approval every 60 days following such a failure (and following any such future failure) until we obtain the full Warrant Stockholder Approval required for the full exercise of the Series A Warrants pursuant to the terms of the Series A Warrants and failure to comply with this term could expose the Company to liability. So, if we fail to obtain the Warrant Stockholder Approval at the Special Meeting and are forced to hold additional meetings of stockholders to obtain the Warrant Stockholder Approval, the costs and expenses associated with again or repeatedly seeking the Warrant Stockholder Approval could materially adversely impact our ability to fund or continue our operations, including the advancement of our clinical trials, regulatory approvals for, and commercialization of our products and product candidates.

Potential Adverse Effects of the Approval of the Warrant Stockholder Approval Provisions

Following approval of the Issuance Proposal, existing stockholders will likely suffer substantial dilution in their ownership interests as a result of the potential issuance of shares of common stock upon exercise of the Series A Warrants. As of the closing on March 10, 2025, we issued Pre-Funded Warrants to purchase up to 1,887,045 shares of our common stock and Series A Warrants to purchase up to 11,574,090 shares of our common stock. Assuming full adjustment of the exercise price equal to the Floor Price of $0.216 per share and exercise pursuant to the zero exercise price provisions in the Series A Warrants, the exercise of the Series A Warrants would result in the issuance of up to 347,222,700 additional shares of our common stock. In that case, the ownership interest of our existing stockholders would be correspondingly reduced. The issuance of those 347,222,700 additional shares would be approximately 1,260% of the 27,546,753 shares of our common stock outstanding as of April 11, 2025 and 92.19% of our total shares of common stock outstanding assuming the exercise of all Pre-Funded Warrants and the issuance of the maximum number of shares of common stock that may be issuable upon exercise of the Series A Warrants.

As a result of these zero exercise price provisions, it is unlikely investors would choose to cash exercise the Series A Warrants, and we are unlikely to receive any cash proceeds from the exercise of the Series A Warrants. Similarly, as a result of the zero exercise price provisions, it is unlikely investors would choose to exercise the Series A Warrants on a “net” or “cashless” basis that would reduce the number of shares issuable upon exercise of the Series A Warrant by a number of shares having an aggregate value equal to the exercise price.

The sale into the public market of these shares, or the perception that such sales could occur, could cause the market price of shares of our common stock could decline significantly and the volatility of the market price of our common stock could increase significantly, even if our research and development efforts are going well.

When an investor sells stock that it does not own, it is known as a short sale. The short selling investor, anticipating that the price of the stock will go down, intends to buy stock to cover its sale at a later date. If the price of the stock goes down, the short selling investor will profit to the extent of the difference between the price at which it originally sold the stock less its later purchase price. Short sales often enable the short selling investors to profit in a down market. Short sales in the past have, and could again, place significant downward pressure on the price of our common stock. The Purchase Agreements do not contain a prohibition on the investors against short sales of our common stock following closing of the Private Placement, including short sales between the closing of the Private Placement and the date of Warrant Stockholder Approval. As such, receipt of the Warrant Stockholder Approval and, in particular the large number of shares then issuable upon exercise of the Series A Warrants and the exercise price adjustment provisions surrounding share combination events and Release Dates in the Series A Warrants, could encourage short sales of our common stock by the investors. When and if the Warrant Stockholder Approval is obtained, significant amounts of such short selling could place further downward pressure on the market price of our common stock.

Interest of Certain Persons in Matters to Be Acted Upon

Except with respect to their continued employment as officers or directors of the Company, no director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Required Vote

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on the subject matter is required to approve this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Shares subject the Voting Restriction are not entitled to vote on the Issuance Proposal and will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE SERIES A WARRANTS, ISSUED IN CONNECTION WITH A PRIVATE PLACEMENT OF OUR SECURITIES THAT WAS CONSUMMATED ON MARCH 10, 2025 AND CERTAIN PROVISIONS OF THE SERIES A WARRANTS. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON ITS PROXY CARD OR VOTING INSTRUCTION FORM; PROVIDED, HOWEVER, THAT IF A STOCKHOLDER HAS SHARES OF COMMON STOCK THAT ARE SUBJECT TO THE VOTING RESTRICTION, ANY SHARES THAT ARE NOT SUBJECT TO THE VOTING RESTRICTION AND ARE ENTITLED TO VOTE ON PROPOSAL NO. 1 WILL BE VOTED IN THE MANNER SPECIFIED ON SUCH STOCKHOLDER’S PROXY CARD OR VOTING INSTRUCTION FORM ON THIS PROPOSAL NO. 1, AND ANY SHARES THAT ARE SUBJECT TO THE VOTING RESTRICTION AND ARE NOT ENTITLED TO VOTE ON PROPOSAL NO. 1 WILL NOT BE VOTED ON THIS PROPOSAL NO 1 AND NO AUTHORITY TO REPRESENT OR VOTE SUCH SHARES ON PROPOSAL NO. 1 SHALL BE CONFERRED BY SUCH PROXY; PROVIDED, FURTHER, THAT IF A STOCKHOLDER HAS SHARES OF COMMON STOCK THAT ARE SUBJECT TO THE VOTING RESTRICTION AND ARE NOT ENTITLED TO VOTE ON THIS PROPOSAL 1 AND SUCH STOCKHOLDER DOES NOT SPECIFY ON ITS PROXY CARD OR VOTING INSTRUCTION FORM HOW SUCH STOCKHOLDER’S SHARES ARE TO BE VOTED ON THIS PROPOSAL NO. 1, ANY SHARES THAT ARE NOT SUBJECT TO THE VOTING RESTRICTION AND ARE ENTITLED TO VOTE ON PROPOSAL NO 1 WILL BE VOTED IN FAVOR OF THIS PROPOSAL NO 1, AND ANY SHARES THAT ARE SUBJECT TO THE VOTING RESTRICTION AND ARE NOT ENTITLED TO VOTE ON PROPOSAL NO. 1 WILL NOT BE VOTED ON THIS PROPOSAL NO. 1.

Proposal No. 2

APPROVAL OF THE CHARTER AMENDMENT PROPOSAL

Our board of directors has determined that it is advisable to increase the number of shares of our common stock authorized for issuance under our Amended and Restated Certificate of Incorporation from 100,000,000 shares to 800,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Amended and Restated Certificate of Incorporation effecting the proposed increase. The full text of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation is attached to this proxy statement as Appendix A. If our stockholders approve the proposal, subject to the discretion of the board of directors, we will file the Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable.

As of April 21, 2025, of our 100,000,000 authorized shares, 27,546,753 shares of our common stock were issued and outstanding, an additional approximately 6,238,112 shares were reserved for issuance under our various stock-based plans and awards granted thereunder or upon the exercise of outstanding options and warrants (other than the Warrants issued in the Private Placement), seven shares of our common stock are reserved for issuance under our April 7, 2025 at-the-market offering Sales Agreement with A.G.P./Alliance Global Partners and the remaining approximately 66,215,128 of our authorized shares were reserved for issuance upon the exercise of the Warrants issued in the Private Placement. Accordingly, no shares of common stock are available for future purposes or issuances. As of the closing of the Private Placement on March 10, 2025, we issued Pre-Funded Warrants to purchase up to 1,887,045 shares of our common stock and Series A Warrants to purchase up to 11,574,090 shares of our common stock. Assuming full adjustment of the exercise price equal to the Floor Price of $0.216 per share and exercise pursuant to the zero exercise price provisions, the exercise of the Series A Warrants would result in the issuance of up to 347,222,700 shares of our common stock. An increase in the authorized shares of common stock is necessary to allow for the issuance of the Series A Warrant Shares and we are required to seek approval for this increase pursuant to the terms of the Series A Warrants. Both Proposal Nos. 1 and 2 must be approved in order for the Series A Warrants to become exercisable upon completion of the Special Meeting. In addition, approval of this Proposal No. 2 and the filing of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation contemplated hereby would allow us to have enough authorized shares of our common stock to effect the Amended 2023 Plan if approved in Proposal No. 3. Approval of Proposal No. 4 (the Reverse Stock Split Proposal) and filing of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation contemplated thereby (at a reverse stock split ratio at or greater than 1-for-4.5) would also allow us to have enough authorized shares of our common stock to effect the Amended 2023 Plan if approved in Proposal No. 3, but we are contractually prohibited from completing a reverse stock split prior to September 6, 2025, unless we are expressly required to effect a reverse stock split as a result of changes in applicable laws effected after the closing of the Private Placement related to the listing requirements of the trading market (currently Nasdaq) or we obtain a waiver from the investors who purchased at least 50.1% of the Shares and Pre-Funded Warrants sold in the Private Placement.

Reasons for the Authorized Share Increase

Our board of directors believes it to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to meet our obligations under the terms of the Series A Warrants and to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time-to-time in our board of directors’ discretion in connection with future financings, investment opportunities, stock splits or dividends, equity incentive plan arrangements or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Amended and Restated Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. Further and as noted in Proposal No. 1, if we do not obtain the approval of the share increase, the Series A Warrants will not become exercisable following the Special Meeting and we will be required, under the terms of the Series A Warrants to seek approval again every 60 days following such a failure (and following any such future failure) until the requisite approvals are obtained. So, if we fail to obtain the Warrant Stockholder Approval (including approval of this Proposal No. 2) at the Special Meeting and are forced to hold additional meetings of stockholders to obtain the Warrant Stockholder Approval or approval of this share increase, the costs and expenses associated with again or repeatedly seeking these approvals could materially adversely impact our ability to fund or continue our operations, including the advancement of our clinical trials, regulatory approvals for, and commercialization of our products and product candidates.

In the Private Placement, we agreed not to complete a reverse stock split prior to September 6, 2025 unless we are expressly required to effect a reverse split as a result of changes in applicable laws effected after the closing of the Private Placement related to the listing requirements of the trading market (currently Nasdaq) or we obtain a waiver from the investors who purchased at least 50.1% of the Shares and Pre-Funded Warrants sold in the Private Placement. To date, we are not aware of any such changes to applicable law. So, while a reverse stock split would (unless the terms of the reverse stock split provided otherwise) have the effect of increasing our available authorized shares of common stock, we may be unable to complete a reverse stock split prior to September 6, 2025. Until such time as we otherwise have additional shares of authorized common stock available (which may not occur), if this Proposal No. 2 is not approved, we will no longer be able to raise funds through the issuance of shares of our common stock or through the issuance of instruments convertible into shares of common stock at issuance and would have to raise funds through other means, including as debt financings or strategic transactions. These other means may not be available to us or available to us on reasonable terms. To date, we are not profitable and do not expect to be profitable in the near term. If we are unable to raise funds for this or any reason when and as needed to support our continued research and development plans and our ongoing operations, we may be required to again pause our research and development programs, again curtail our operations, enter into strategic transactions on unfavorable terms and/or cease our operations entirely.

Potential Adverse Effects of the Share Increase

We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of the Nasdaq or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock will likely have the effect of substantially diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities by virtue of their holding shares of our common stock.

Current Plans, Proposals or Arrangements to Issue Shares of Common Stock

As noted above, as of April 11, 2025, there were (i) 27,546,753 shares of our common stock were issued and outstanding, (ii) restricted stock units outstanding representing the contingent right to receive an aggregate of 670,469 shares of common stock, (iii) options and warrants (other than the Pre-Funded Warrants and Series A Warrants) outstanding to purchase an aggregate of 3,017,095 shares of common stock with a weighted average exercise price of $13.75 per share, (iv) 2,550,548 shares of common stock reserved for issuance pursuant to future grants under our equity incentive plans, (v) 1,887,045 shares of common stock issuable upon exercise of outstanding Pre-Funded Warrants, (vi) seven shares of our common stock are reserved for issuance under our April 7, 2025 at-the-market offering Sales Agreement with A.G.P./Alliance Global Partners and (vii) up to 347,222,700 shares of common stock issuable upon exercise of the Series A Warrants assuming full adjustment of the exercise price to the Floor Price, approval of the Warrant Stockholder Approval in Proposal No. 1 and this Proposal No. 2 and exercise pursuant to their zero exercise price provisions. Pursuant to Proposal No. 3, we are also seeking approval of an amendment to our 2023 Plan to (x) increase the number of shares authorized for the issuance of awards by 2,700,000 and (y) to incorporate an evergreen provision to increase the number of shares under the 2023 Plan in future years (20% of our then-outstanding shares of Common Stock on September 30, 2025 and 5% of our then-outstanding shares of Common Stock on the first day of each Fiscal Year from 2026 through 2032).

Following the approval and filing of the Certificate of Amendment, we may explore additional financing opportunities or strategic transactions that would require the issuance of additional shares of our common stock, but no such plans are currently in existence and we have not begun any negotiations with any party related thereto. If we issue additional shares, the ownership interest of holders of our capital stock will be diluted. Other than as set forth above or elsewhere in this proxy statement, we have no current plans, proposals or arrangements to issue any of the additional authorized shares of common stock that would become available as a result of the filing of the Certificate of Amendment.

Interest of Certain Persons in Matters to Be Acted Upon

Except with respect to their continued employment as officers or directors of the Company, no director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Procedure for Implementing the Amendment

The increase in our authorized shares of common stock will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of Delaware. The timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

Required Vote

For the Charter Amendment Proposal to be approved, the number of votes cast FOR the proposal must exceed the number of votes cast AGAINST the proposal; provided that our common stock meets the Listing Condition, in which case, abstentions with respect to the Amendment Proposal will not be considered “votes cast” and will have no effect on the Charter Amendment Proposal. If the Listing Condition is not met, the Charter Amendment Proposal must receive the affirmative vote of the holders of a majority of our issued and outstanding shares of common stock as of the Record Date and any abstentions with respect to the Charter Amendment Proposal would have the same effect as a vote AGAINST the Charter Amendment Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. If the Listing Condition is met, any broker non-votes will have no effect on the Charter Amendment Proposal. If the Listing Condition is not met, any broker non-votes will be treated as a vote AGAINST the Charter Amendment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 100,000,000 SHARES TO 800,000,000 SHARES. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON ITS PROXY CARD OR VOTING INSTRUCTION FORM.

Proposal No. 3

APPROVAL OF THE EQUITY INCENTIVE PLAN PROPOSAL

General

Our board of directors is requesting that our stockholders approve the adoption of amendments to our 2023 Equity Incentive Plan (the “2023 Plan”), which amendments were approved by the board of directors on April 15, 2025 (the “Amended 2023 Plan”) to be effective following approval of the Amended 2023 Plan by our stockholders at the special meeting and at such time as we have enough available authorized shares of common stock under our Amended and Restated Certificate of Incorporation to accommodate the number of shares then reserved under the Amended 2023 Plan. If this proposal is approved:

•        the number of shares authorized for issuance of awards under the Amended 2023 Plan will be increased by 2,700,000 shares of common stock; and

•        an “evergreen provision” will be added to provide that the number of shares authorized for issuance of awards under the Amended 2023 Plan will increase automatically on September 30, 2025 in an amount equal to 20% of the then outstanding shares of common stock on September 30, 2025, and will further increase on the first day of each fiscal year of the Company (each, a “Fiscal Year”) beginning with the 2026 Fiscal Year commencing on July 1, 2026 and ending on (and including) the first day of the 2032 Fiscal Year commencing on July 1, 2032, in an amount equal to 5% of the then-outstanding shares of common stock on such dates (each, an “Evergreen Increase”); provided, however, that the board of directors may act to provide that there will be no Evergreen Increase for a Fiscal Year, or that the Evergreen Increase for such Fiscal Year will be a lesser number of shares of common stock (the “Evergreen Provision”).

The 2023 Plan was approved by our board of directors and stockholders in November 2023. By its terms, the 2023 Plan may be amended by the board of directors provided that any amendment that the board of directors determines requires stockholder approval is subject to receiving such stockholder approval. Approval of the Amended 2023 Plan by our stockholders is required by the listing rules of The Nasdaq Stock Market. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). We do not currently have enough authorized shares of our common stock to accommodate both the Amended 2023 Plan and the maximum number of shares issuable upon exercise of the Series A Warrants. Accordingly, assuming this Proposal No. 3 is approved by our stockholders, the Amended 2023 Plan will only become effective if and when we have enough available authorized shares of common stock under our Amended and Restated Certificate of Incorporation to accommodate the number of shares then reserved under the Amended 2023 Plan. We will have enough available authorized shares to accommodate the number of shares reserved under the Amended 2023 Plan if we either (i) obtain approval of Proposal No. 2 (the Charter Amendment Proposal) and file the Certificate of Amendment to our Amended and Restated Certificate of Incorporation contemplated thereby or (ii) obtain approval of Proposal No. 4 (the Reverse Stock Split Proposal) and file the Certificate of Amendment to our Amended and Restated Certificate of Incorporation contemplated thereby (at a reverse stock split ratio at or greater than 1-for-4.5) when we are permitted to under the Purchase Agreements. Under the terms of the Purchase Agreements, we are prohibited from completing a reverse stock split prior to September 6, 2025 unless we are expressly required to effect a reverse split as a result of changes in applicable laws effected after the closing of the Private Placement related to the listing requirements of the trading market (currently Nasdaq) or we obtain a waiver from the investors who purchased at least 50.1% of the Shares and Pre-Funded Warrants sold in the Private Placement. As of the date hereof, we are not aware of any such changes in applicable law.

As of April 11, 2025, a total of 2,550,548 shares of our common stock remain available for issuance under the 2023 Plan and restricted stock units representing the contingent right to receive an aggregate of 670,469 shares of our common stock were outstanding. As of April 11, 2025, a total of 1,778,983 shares of our common stock have been issued upon the exercise of options and the vesting of restricted stock units granted under the 2023 Plan.

As of April 11, 2025, the equity overhang, represented by (a) the sum of all outstanding restricted stock units and other stock-based awards under all Company equity plans, plus the number of shares available for issuance pursuant to future awards under the 2023 Plan as a percentage of (b) the sum of (i) the number of shares of our common stock outstanding as of April 11, 2025, plus (ii) the number of shares described in clause (a) above, was 12.5%. If the Amended 2023 Plan is approved by stockholders, the equity overhang would be 22.3% as of immediately following such approval. The foregoing calculation of the equity overhang does not take into account the up to 347,222,700 shares of our common stock issuable upon exercise of the Series A Warrants, assuming full adjustment of the exercise price equal to the Floor Price of $0.216 per share and exercise pursuant to the zero exercise price provisions the exercise of the Series A Warrants, or application of any of the Evergreen Increases. See below under the heading “— Potential Adverse Effects of the Approval of the Amended 2023 Plan” for more information.

Reasons for Amendment of the 2023 Plan

Our Board, the compensation committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Amended 2023 Plan will maintain and enhance the key policies and practices adopted by our management and board of directors to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our Amended 2023 Plan and the addition of the Evergreen Provision is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Our board of directors believes that the number of shares currently remaining available for issuance pursuant to future awards under the 2023 Plan is not sufficient for future granting needs. Our board of directors currently believes that if the Amended 2023 Plan is approved by stockholders, the additional 2,700,000 shares available for issuance under the Amended 2023 Plan plus the Evergreen Provision will result in an adequate number of shares of common stock being available for future awards under the Amended 2023 Plan for approximately eight additional years following the current year.

Potential Adverse Effects of the Approval of the Amended 2023 Plan

Following approval of the Equity Incentive Plan Proposal, existing stockholders may suffer substantial dilution in their ownership interests as a result of the potential issuance of shares of common stock pursuant to awards under the Amended 2023 Plan and application of its Evergreen Provision. The Evergreen Provision contemplates the following Evergreen Increases: the number of shares authorized for issuance of awards under the Amended 2023 Plan would increase automatically on September 30, 2025 in an amount equal to 20% of the then outstanding shares of common stock on September 30, 2025, and further increase on the first day of each Fiscal Year beginning with the 2026 Fiscal Year commencing on July 1, 2026 and ending on (and including) the first day of the 2032 Fiscal Year commencing on July 1, 2032, in an amount equal to 5% of the then-outstanding shares of common stock on such dates. Accordingly, the number of shares reserved for issuance pursuant to the Amended 2023 Plan could substantially increase depending on the extent to which the Company issues new shares of common stock prior to each Evergreen Increase. For example, if prior to the first Evergreen Increase on September 30, 2025 the holders of Series A Warrants exercise all of the Series A Warrants for an aggregate of 347,222,700 shares of our common stock (assuming full adjustment of the exercise price equal to the Floor Price of $0.216 per share and exercise pursuant to the zero exercise price provisions in the Series A Warrants), the holders of Pre-Funded Warrants exercise all of the Pre-funded Warrants for an aggregate of 1,887,045 shares of our common stock and the Company issues no other new shares of common stock, the Evergreen Increase on September 30, 2025 would increase the number of shares reserved under the Amended 2023 Plan by 81,819,509 shares of our Common Stock, which would represent 20% of the shares of common stock then outstanding and 319% of the 27,546,753 shares of common stock outstanding as of April 14, 2025.

Summary of Material Features of the Amended 2023 Plan.

The following is a brief summary of the Amended 2023 Plan. This summary is qualified in its entirety by reference to the text of the Amended 2023 Plan, a copy of which is attached as Appendix B to this Proxy Statement, and the 2023 Plan, a copy of which is filed as Exhibit 10.5 to our Annual Report on Form 10-K filed with the SEC on September 30, 2024.

Purpose.    The purpose of the Amended 2023 Plan is to provide a means through which we and our affiliates may attract and retain key personnel and to provide a means whereby our and our affiliates’ directors, employees, and consultants (and prospective directors, employees, and consultants) can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may, but need not, be measured by reference to the value of our shares of common stock, thereby strengthening their commitment to the success of the Company and its affiliates and aligning their interests with those of our stockholders.

Eligibility and administration.    Employees, consultants, and directors of the Company and its affiliates, as well as prospective employees, consultants, and directors who have accepted offers of employment or consultancy from the Company or its affiliates are eligible to receive one or more types of Awards (as defined below) under the Amended 2023 Plan.

The Amended 2023 Plan is administered by a committee of two directors (the “Committee”). Currently, Mr. Widdows and Mr. Clark are members of the Committee. The Committee has complete authority to determine which employees, consultants, and/or non-employee directors will be granted Awards under the Amended 2023 Plan. The Committee members must qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.

Subject to the terms of the Amended 2023 Plan, the Committee has all discretion and authority to administer the Amended 2023 Plan and to control its operation, in accordance with the Amended 2023 Plan’s provisions, including, but not limited to, the power to (a) determine which employees, consultants, and non-employee directors will be granted Awards, (b) prescribe the terms and conditions of the Awards (which need not be the same), (c) interpret the Amended 2023 Plan and the Awards, (d) adopt such procedures and/or subplans deemed necessary or appropriate for the purpose of satisfying applicable international laws or for qualifying for favorable tax treatment under applicable international laws, (e) to institute and determine the terms and conditions of an award exchange program; provided, however, that the Committee shall not implement an award exchange program without the approval of the majority of the Company’s stockholders entitled to vote at any annual or special meeting of the Company’s stockholders, and (f) make whatever rules it considers appropriate for the administration and interpretation of the Amended 2023 Plan.

The Committee may delegate any of its authority and powers under the Amended 2023 Plan to one or more officers of the Company. However, the Committee may not delegate its authority and powers with respect to any Awards that are granted to the Company’s executive officers or directors who are subject to Section 16(b) of the Securities Exchange Act. All interpretations, determinations and decisions made by the Committee, the board of directors, and any delegate of the Committee will be final and binding on all persons and will be given the maximum possible deference permitted by law.

Limitation on Awards and Shares Available.    The maximum number of shares originally available for issuance under the current 2023 Plan was 5,000,000 shares. If this Proposal 3 is approved by our stockholders, the Amended 2023 Plan will provide for the issuance of up to 2,700,000 additional shares (to a total of 7,700,000 shares, of which awards with respect to 2,449,452 shares have previously been granted under the 2023 Plan) plus the shares added to the Amended 2023 Plan pursuant to the Evergreen Provision (in the aggregate, the “Share Reserve”). In no event shall the maximum aggregate number of shares that may be issued under the Amended 2023 Plan pursuant to incentive stock options exceed 300,000,000 shares. In no event shall fractional shares be issued under the Amended 2023 Plan. The maximum number of shares that may be granted under the Amended 2023 Plan during any single fiscal year to a non-employee director, when taken together with any cash fees paid to such non-employee director during such year in respect of his or her service as a non-employee director (including service as a member or chair of any committee of the board of directors), shall not exceed US$750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the Amended 2023 Plan and (ii) the class and maximum number of Shares that may be issued on the exercise of incentive stock options (“ISOs”).

Awards.    The Amended 2023 Plan permits the Company to grant various types of discretionary equity compensation awards under the Amended 2023 Plan (the “Awards”), including:

•        ISOs;

•        Nonqualified stock options (“NSOs”);

•        Restricted stock;

•        Restricted stock units (“RSUs”);

•        Stock bonus awards; and

•        Performance awards.

An individual who has received one or more Awards under the Amended 2023 Plan is referred to in this summary as a “participant.”

A brief description of each award type follows.

•        ISOs and NSOs.    Stock options provide for the purchase of shares in the future at an exercise price set by the Committee on the grant date. ISOs are stock options that by their terms qualify for, and are intended to qualify for, favorable U.S. federal tax treatment. NSOs are stock options that by their terms either do not qualify for or are not intended to qualify as ISOs. The Company may grant ISOs only to employees of the Company or a subsidiary at the time of grant. The exercise price of each NSO will be determined by the Committee in its discretion but must be at least 100% of the fair market value of the shares on the grant date or otherwise compliant with Section 409A of the Code. The exercise price of an ISO must be at least 100% of the fair market value of the shares on the grant date (or 110% of the fair market value in the case of an ISO issued to a 10% stockholder), except with respect to certain substitute options granted in connection with a corporate transaction. Stock options will not be exercisable after the expiration of 10 years from the date of grant (or 5 years, in the case of an ISO issued to a 10% stockholder).

•        SARs.    SARs entitle the participant, upon exercise, to receive an amount equal to the appreciation of the shares subject to the Award between the grant date and the exercise date. The exercise price of a SAR will not be less than 100% of the fair market value of the underlying Share on the grant date (except with respect to certain substitute SARs granted in connection with a corporate transaction). SARs will not be exercisable after the expiration of 10 years from the grant date.

•        Restricted stock and RSUs.    Restricted stock is an award of nontransferable shares that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are contractual promises to pay cash or deliver shares in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the Award or at the election of the participant, if the Committee permits such a deferral.

•        Stock bonuses.    A stock bonus is the issuance of shares to a participant. The shares issued pursuant to a stock bonus typically are unrestricted, meaning that they are not subject to vesting requirements.

•        Performance awards.    Performance awards include any of the foregoing Awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals or other criteria the Committee may determine, which may or may not be objectively determinable. Such performance goals may be based solely by reference to our performance or the performance of a subsidiary, division, business segment or business unit, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.

Vesting.    The Committee may determine the time and conditions under which the Award will vest and may specify partial vesting in one or more vesting tranches, which may be based solely upon continued employment or service for a specified period of time or may be based upon the achievement of specific performance goals established by the Committee in its discretion.

For all purposes of the Amended 2023 Plan, “vesting” of an Award shall mean:

•        For an ISO, NSO, or SAR, the time at which the participant has the right to exercise the Award.

•        For restricted stock or RSUs, the time at which all conditions for vesting, as stated in the applicable award agreement or the Amended 2023 Plan, are satisfied.

•        For performance shares, the time at which the participant has satisfied the requirements to receive payment on such performance shares, as stated in the applicable award agreement or the Amended 2023 Plan.

Vesting need not be uniform among Awards granted at the same time or to persons similarly situated. Vesting requirements shall be set forth in the applicable award agreement.

Certain transactions; Adjustments.    In the event of (i) any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, spin-off, split-up, split-off, combination, or other similar corporate transaction or event that affects the Shares, or (ii) unusual or infrequently occurring events affecting the Company, any affiliate, or the financial statements of the Company or any affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case the Committee in its sole discretion may adjust any or all of (A) the number of shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Amended 2023 Plan and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the exercise price with respect to any Award, or (3) any applicable performance measures.

Treatment of Awards Upon a Change in Control.    In the event of a “change in control” of the Company, as defined in the Amended 2023 Plan, then unless otherwise provided in an award agreement, the Committee may, in its sole discretion: (i) cancel awards for a cash payment equal to their fair value (as determined in the sole discretion of the Committee), (ii) provide for the issuance of replacement awards, (iii) terminate stock options without providing accelerated vesting, (iv) immediately vest the unvested portion of any Award or (v) take any other action with respect to the awards the Committee deems appropriate. The treatment of Awards upon a change in control may vary among participants and types of awards in the Committee’s sole discretion. Awards subject to performance goals shall be settled upon a “change in control” of the Company based upon the extent to which the performance goals underlying such awards have been achieved as determined in the sole discretion of the Committee.

Clawback provisions, transferability, and participant payments.    All Awards will be subject to the provisions of any clawback policy implemented by the Company and to the extent set forth in such clawback policy or in the applicable Award agreement. With limited exceptions according to the laws of descent and distribution, Awards under the Amended 2023 Plan are generally nontransferable prior to vesting and are exercisable only by the participant. With regard to tax withholding obligations arising in connection with Awards under the Amended 2023 Plan and exercise price obligations arising in connection with the exercise of stock options under the Amended 2023 Plan, the Committee may, in its discretion, accept cash, wire transfer, or check, shares of our common stock that meet specified conditions (a market sell order) or such other consideration as it deems suitable or any combination of the foregoing.

Amended 2023 Plan amendment and termination.    The board of directors may amend, suspend, or terminate the Amended 2023 Plan at any time; however, the Company will obtain stockholder approval of any amendment to the Amended 2023 Plan if such approval is necessary to comply with any tax or regulatory requirement applicable to the Amended 2023 Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the shares may be listed or quoted). No amendment, suspension or termination of the Amended 2023 Plan can, without the consent of the participant, materially and adversely affect the rights of any participant under his or her outstanding Award(s). No award may be granted pursuant to the Amended 2023 Plan after the tenth anniversary of the date on which our board of directors adopted the 2023 Plan.

Duration of Amended 2023 Plan.    The Amended 2023 Plan will expire by its terms on November 20, 2033.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Amended 2023 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Amended 2023 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:

Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under our Amended 2023 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:

The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Plan Benefits

Since the adoption of the 2023 Plan through April 11, 2025, we have granted the following restricted stock units under the 2023 Plan to the individuals and groups listed below. In all cases, the securities underlying such restricted stock units were shares of our common stock. As of the date hereof, we have granted only restricted stock units and no other type of award under the 2023 Plan.

Name and Position	Restricted Stock Units
Joel Latham, Director and Chief Executive Officer(1)	1,340,000
Joseph Swan, Chief Financial Officer	50,793
Lekhram Changoer, Chief Technology Officer	—
Luigi M. Barbato, Chief Medical Officer	100,476
All Current Executive Officers as a group	1,390,793
All Current Directors who are not executive officers as a group	970,000
Each other person who received 5% of such awards
Troy Valentine, Chairperson	670,000
All Employees who are not executive officers as a group	88,659

____________

(1)      The named executive officers above include the most highly compensated executive officers other than our chief executive officer and our chief financial officer.

In addition to the above referenced restricted stock units granted under the 2023 Plan, options to purchase an aggregate of 100,004 shares of our common stock having a weighted-average exercise price of $12.64 are held by Joel Latham, options to purchase an aggregate of 28,002 shares of our common stock having a weighted-average exercise price of 20.16 are held by Troy Valentine, options to purchase an aggregate of 3,000 shares of our common stock having a weighted-average exercise price of $20.16 are held by Joseph Swan and options to purchase an aggregate of 50,000 shares of our common stock having a weighted-average exercise price of $82.19 are held by Robert Clark, each of which was issued outside of the 2023 Plan prior to the Company’s November 28, 2023 the domiciliation from Australia to Delaware.

The amounts of future awards under the Amended 2023 Plan are not determinable and will be granted at the sole discretion of the board of directors or the Committee, including grants to our named executive officers, our current executive officers, our current directors who are not executive officers, and employees who are not executive officers.

On April 25, 2025, the closing market price per share of our common stock was $0.629 as reported by Nasdaq.

Required Vote

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on the subject matter is required to approve this proposal. Abstentions will count as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENTS TO THE 2023 EQUITY INCENTIVE PLAN TO INCREASE BY 2,700,000 SHARES THE AGGREGATE NUMBER OF SHARES WHICH MAY BE GRANTED and to ADD THE evergreen provision, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENTS UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Proposal No. 4

APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

General

On April 15, 2025, our board of directors unanimously approved, subject to stockholder approval, a certificate of amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock at a ratio of not less than 1-for-2 and not more than 1-for-50, with the exact ratio to be set within this range by our board of directors at its sole discretion (the “Reverse Stock Split”). In its sole discretion, our board of directors may alternatively elect to abandon such proposed certificate of amendment and not effect the Reverse Stock Split approved by stockholders. Upon the effectiveness of the certificate of amendment to our Amended and Restated Certificate of Incorporation effecting the Reverse Stock Split, each share of our common stock will be issued for a specified number of shares in accordance with the ratio for the Reverse Stock Split selected by our board of directors.

On April 23, 2025, we received a written notice (the “Bid Price Notice”) from the Listing Qualifications Department (the “Staff”) of Nasdaq notifying us, because the closing bid price for our common stock closed below $1.00 per share for 30 consecutive trading days, we no longer meet the minimum bid price requirement for continued inclusion on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Requirement”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A) (the “Compliance Period Rule”), we have been provided an initial period of 180 calendar days, or until October 20, 2025 (the “Compliance Date”), to regain compliance with the Bid Price Requirement. To regain compliance, the closing bid price of our common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days as required under the Compliance Period Rule (unless the Staff exercises its discretion to extend this ten-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H)). If we do not regain compliance with the Bid Price Requirement by the Compliance Date, then we may be eligible for an additional 180 calendar day compliance period. To qualify, we would need to transfer the listing of our common stock to The Nasdaq Capital Market and meet the continued listing requirement for the market value of publicly held shares and all other initial listing standards, with the exception of the Bid Price Requirement. To effect such a transfer, we would also need to pay an application fee to Nasdaq and would need to provide written notice to the Staff of our intention to cure the deficiency during the additional compliance period by effecting a reverse stock split, if necessary. This application and additional 180-day compliance period is subject to review and approval of the Staff. However, pursuant to the terms of the Securities Purchase Agreement, we are prohibited from effecting a reverse stock split prior to September 6, 2025, unless we are expressly required to effect a reverse split as a result of changes in applicable laws effected after the closing of the Private Placement related to Nasdaq listing requirements. To date, we are not aware of any such changes. In order to obtain a waiver of these provisions to effect a reverse stock split, we would need to obtain the waiver of the investors who purchased at least 50.1% of the shares of common stock and Pre-Funded Warrants issued in the Private Placement. We are currently seeking stockholder approval to authorize the reverse stock split and, if approved, may implement the reverse stock split at any time on or after September 6, 2025, unless we are required to effect it earlier due to changes in applicable laws or otherwise obtain consent from the investors.

If our stockholders approve the Reverse Stock Split, our board of directors would have the sole discretion to effect the Reverse Stock Split and to fix the specific ratio for the Reverse Stock Split, provided that the ratio would be not less than 1-for-2 and not more than 1-for-50. We believe that enabling our board of directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits to us and our stockholders, as described below. The determination of the ratio of the Reverse Stock Split will be based on a number of factors, described further below under the heading “— Criteria to be Used for Decision to Apply the Reverse Stock Split.”

If our stockholders approve the Reverse Stock Split, the Reverse Stock Split would become effective upon the time specified in the certificate of amendment to our Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware. The exact timing of the filing of the certificate of amendment and the Reverse Stock Split will be determined by our board of directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders. In addition, our board of directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the certificate of amendment and the Reverse Stock Split if, at any time prior to the filing of the certificate of amendment with the Secretary of State, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The primary purpose for effecting the Reverse Stock Split would be to increase the per-share trading price of our common stock to:

•        maintain the listing of our common stock on Nasdaq and avoid delisting of our common stock from Nasdaq in the future on the basis of the Bid Price Rule (as defined below);

•        broaden the pool of investors that may be interested in investing in our company by attracting new investors who would prefer not to invest in shares that trade at lower share prices; and

•        make our common stock a more attractive investment to institutional investors.

In evaluating whether to effect the Reverse Stock Split, our board of directors has and will continue to consider negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts, and other stock market participants and the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. In recommending the Reverse Stock Split, our board of directors determined that the potential benefits significantly outweighed these potential negative factors.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the Reverse Stock Split, our board of directors will be authorized, subject to the terms of the Purchase Agreements, to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-2 to 1-for-50 range, would be determined by our board of directors and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our board of directors will consider, among other things, factors such as:

•        Nasdaq’s minimum price per share requirements;

•        the historical trading prices and trading volume of our common stock

•        the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•        the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•        business developments affecting us; and

•        prevailing general market and economic conditions.

Reasons for the Reverse Stock Split

Our board of directors is seeking authority to effect the Reverse Stock Split with the primary intent of increasing the price of our common stock to meet the price criteria for continued listing on Nasdaq. Our common stock is publicly traded and listed on the Nasdaq Global Market under the symbol “IXHL.” Our board of directors believes that, in addition to increasing the price of our common stock to meet the price criteria for continued listing on the Nasdaq Global Market, the Reverse Stock Split would also make our common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and the stockholders’ best interests.

Additionally, as previously disclosed, we received a written notice from Nasdaq (the “MVLS Notice”), indicating that we were no longer in compliance with the minimum Market Value of Listed Securities (“MVLS”) of at least $50.0 million required for continued listing on the Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”) for continued listing on The Nasdaq Global Market. The Company was afforded an initial compliance period of 180 calendar days, or until July 2, 2025, for the MVLS Requirement. The MVLS Notice notes that to regain compliance, our MVLS must close at or above $50 million for a minimum of ten consecutive business days during the compliance period. The Company intends to monitor its MVLS and consider its available options to regain compliance with the MVLS Requirement, including by way of transferring the listing of its common stock to the Capital Market.

As a Nasdaq Global Market issuer, our market value of publicly held shares (“MVPHS”) (which includes outstanding shares of our common stock other than shares of our common stock held by executive officers, directors or affiliates), is also required to retain a market value of $15 million pursuant to Nasdaq Listing Rule 5450(b)(2)(C). Since April 4, 2025, with limited exceptions, and as of the date of this prospectus, the MVPHS has been less than the required $15.0 million. This deficiency would also be grounds for delisting from the Nasdaq Global Market. We may seek to cure these deficiencies by seeking to list our shares of common stock on the Nasdaq Capital Market, which has less stringent requirements than the Nasdaq Global Market, prior to the July 2025 deadline. However, in order to do so, we must then comply with the requirements of the Nasdaq Capital Market. There can be no assurance that we will qualify for any Nasdaq market tier when and as needed.

As discussed above, on April 23, 2025, we received the Bid Price Notice from the Staff notifying us, because the closing bid price for our common stock closed below $1.00 per share for 30 consecutive trading days, we no longer meet the minimum bid price requirement for continued inclusion on The Nasdaq Global Market pursuant to the Bid Price Requirement. While we have been provided an initial period of 180 calendar days to regain compliance with the Bid Price Requirement, if we do not regain compliance with the Bid Price Requirement by the Compliance Date, then we may be eligible for an additional 180 calendar day compliance period. To qualify, we would need to transfer the listing of our common stock to The Nasdaq Capital Market and meet the continued listing requirement for the market value of publicly held shares and all other initial listing standards, with the exception of the Bid Price Requirement. To effect such a transfer, we would also need to pay an application fee to Nasdaq and would need to provide written notice to the Staff of the Company’s intention to cure the deficiency during the additional compliance period by effecting a reverse stock split, if necessary. This application and additional 180-day compliance period is subject to review and approval of the Staff.

In the event we are delisted from Nasdaq, the only established trading market for our common stock would be eliminated, and we would be forced to list our shares on the OTC Markets or another quotation medium, depending on our ability to meet the specific listing requirements of those quotation systems. As a result, an investor would likely find it more difficult to trade or obtain accurate price quotations for our shares. Delisting would likely also reduce the visibility, liquidity, and value of our common stock, reduce institutional investor interest in our company, and may increase the volatility of our common stock. Delisting could also cause a loss of confidence of potential industry partners, lenders, and employees, which could further harm our business and our future prospects. Unless our common stock is listed on a national securities exchange, such as Nasdaq, our common stock will also likely be subject to the regulations and restrictions regarding trading in “penny stocks,” which are those securities trading for less than $5.00 per share, and that are not otherwise exempted from the definition of a penny stock under other exemptions provided for in the applicable regulations. These penny stock requirements and regulations could severely limit the liquidity of our common stock in the secondary market because fewer brokers or dealers would likely to be willing to undertake related compliance activities to trade in our common stock. If our common stock is not listed on a national securities exchange, the rules and restrictions regarding penny stock transactions may limit an investor’s ability to sell to a third-party and our trading activity in the secondary market may be reduced. We believe that effecting the Reverse Stock Split may help us avoid delisting from Nasdaq and any resulting consequences.

In addition, our board of directors believes that the increase in the market price of our common stock that will result from the Reverse Stock Split could encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our board of directors believes that the higher share price that may result from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.

The Reverse Stock Split may not result in a permanent increase in the market price of our common stock, which will continue to be dependent on many factors, including general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC. Even if we are able to obtain approval and complete the Reverse Stock Split in accordance with the terms and restrictions of the Purchase Agreements (which we may not be able to do), there can be no assurance this reverse stock split would result in a sustained daily closing price in excess of a $1.00 for the 10 or 20 trading days required by the Nasdaq Staff for us to regain compliance with Nasdaq’s bid price requirements.

Certain Risks Associated with the Reverse Stock Split

There can be no assurance that the total market capitalization of our common stock after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split. Also, we cannot assure you that the Reverse Stock Split will lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of other factors, including our ability to successfully accomplish our research and development milestones, market conditions, and the market perception of our business. You should also keep in mind that the implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our company (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of our common stock held by you will also proportionately decrease as a result of the overall decline in value.

While our board of directors has proposed the Reverse Stock Split to bring the price of our common stock back above $1.00 per share to meet the requirements for the continued listing of our common stock on Nasdaq, there is no guarantee that the price of our common stock will not decrease in the future, or that our common stock will remain in compliance with Nasdaq listing standards. Additionally, there can be no guarantee that the closing bid price of our common stock will remain at or above $1.00 for 10 (or in Nasdaq’s discretion, 20) consecutive trading days, whether following the Reverse Stock Split or otherwise, which is required to cure our current Nasdaq listing standard deficiency.

Further, the liquidity of our common stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the expected increase in stock price as a result of the Reverse Stock Split is not sustained. For instance, the Reverse Stock Split may increase the number of stockholders who own odd lots (less than 100 shares) of our common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales. If we effect the Reverse Stock Split, the resulting per-share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

In addition, the Reverse Stock Split may result in adjustment to the exercise price (down to as low as the Floor Price of $0.216) and number of shares underlying the Series A Warrants (from 11,574,090 to up to 115,740,900, assuming full adjustment of the exercise price to the Floor Price and before giving effect to the zero exercise price provision) as discussed below under the heading “— Effect of The Reverse Stock Split”. Assuming full adjustment of the exercise price to the Floor Price, the aggregate number of shares of common stock issuable upon the exercise of all of the Series A Warrants pursuant to the zero exercise price provisions therein would be 347,222,700.

Effect of the Reverse Stock Split

If our stockholders approve the Reverse Stock Split and our board of directors elects to effect the Reverse Stock Split, we would adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, options and warrants and other rights to acquire our common stock. In addition, as of the effective time of the Reverse Stock Split, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans. Also, as discussed above under the heading “Proposal No. 1 Approval of Issuance Proposal — Adjustments to Exercise Prices and Underlying Shares — Series A Warrant Adjustments for Reverse Splits and Share Combination Events,” upon a Share Combination Event (such as the Reverse Stock Split), if the Event Market Price (in this case, the lowest daily dollar volume-weighted average price per share of our common stock during the period commencing on the trading day immediately following the Reverse Stock Split and ending on the fifth trading day immediately following the Reverse Stock Split) is less than the exercise price of the Series A Warrants then in effect (after giving effect to the proportionate adjustment for the Reverse Stock Split), at the close of trading on the last day of the Share Combination Adjustment Period (in this case, the fourth trading day immediately following the Reverse Stock Split), the exercise price then in effect on the fifth trading day following the Reverse Stock Split will be reduced (but in no event increased) to the Event Market Price and the number of Series A Warrant Shares issuable upon exercise of a Series A Warrant will be increased such that the aggregate exercise price, after taking into account the decrease in the exercise price, will be equal to the aggregate exercise price on the date of issuance of the Series A Warrants for the remaining Series A Warrant Shares then issuable pursuant to the Series A Warrant; provided, however, that in no event will the Event Market Price be lower than the Floor Price. As a result, the aggregate number of shares of common stock underlying all of the Series A Warrants, may increase from 11,574,090 to up to 115,740,900, assuming full adjustment of the exercise price to the Floor Price and before giving effect to the zero exercise price provision. Assuming full adjustment of the exercise price to the Floor Price, the aggregate number of shares of common stock issuable upon the exercise of all of the Series A Warrants pursuant to the zero exercise price provisions therein would be 347,222,700. As of the closing on March 10, 2025, we issued Pre-Funded Warrants to purchase up to 1,887,045 shares of our common stock and Series A Warrants to purchase up to 11,574,090 shares of our common stock. The issuance of those 347,222,700 additional shares would be approximately 1,260% of the 27,546,753 shares of our Common Stock outstanding as of April 11, 2025 and 92.19% of our total shares of common stock outstanding assuming the exercise of all Pre-Funded Warrants and the issuance of the maximum number of shares of common stock that may be issuable upon exercise of the Series A Warrants.

The Reverse Stock Split would be effected simultaneously for all outstanding shares of our common stock. Except with respect to the adjustment of the Series A Warrants and to the extent that the Reverse Stock Split results in any of our stockholders owning fractional shares, the Reverse Stock Split would affect all of our stockholders uniformly and would not change any stockholder’s percentage ownership interest in our company. Following approval of the Reverse Stock Split Proposal, existing stockholders will likely suffer substantial dilution in their ownership interests as a result of the potential issuance of shares of common stock upon exercise of the Series A Warrants.

We will not issue any fractional shares as a result of the Reverse Stock Split and no cash in lieu will be paid in connection with the Reverse Stock Split for fractional shares. Any fractional shares resulting from the Reverse Stock Split will be rounded up at the participant level with The Depository Trust Company. The Reverse Stock Split would not change the terms of our common stock. The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the Reverse Stock Split, we would continue to be subject to the periodic reporting requirements of the Exchange Act.

After the effective time of the Reverse Stock Split, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Reverse Stock Split, except to the extent of their ownership in shares of our common stock and securities exercisable for our common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Stock Split as all other outstanding shares of our common stock and securities exercisable for our common stock (other than the Series A Warrants).

Authorized Shares of Common Stock

We are currently authorized under our Amended and Restated Certificate of Incorporation to issue up to a total of 110,000,000 shares of capital stock, comprised of 100,000,000 shares of common stock, $0.0001 par value per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share. In Proposal No. 2, we are seeking stockholder approval to increase the number of shares of our common stock authorized for issuance under our Amended and Restated Certificate of Incorporation from 100,000,000 shares to 800,000,000 shares. While the Reverse Stock Split would decrease the number of outstanding shares of our common stock, it would not change the number of authorized shares under our Amended and Restated Certificate of Incorporation. Consequently, the Reverse Stock Split would have the effect of increasing the number of shares of common stock available for issuance under our Amended and Restated Certificate of Incorporation. Our board of directors believes that such an increase is in our and our stockholders’ best interests as it would provide us with greater flexibility to issue shares of common stock in connection with possible future financings as under our equity incentive plans and for other general corporate purposes.

By increasing the number of authorized but unissued shares of common stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of our board of directors. For example, our board of directors might be able to delay or impede a takeover or transfer of control of our company by causing such additional authorized but unissued shares to be issued to holders who might side with our board of directors in opposing a takeover bid that the board of directors determines is not in the best interests of our company or our stockholders. The Reverse Stock Split could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Split could limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split could have the effect of permitting our current management, including our current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, our board of directors is not aware of any attempt to take control of our company and the board of directors did not authorize the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

If stockholders approve the Reverse Stock Split, and if our board of directors determines to effect the Reverse Stock Split (with the ratio to be determined in the discretion of the board of directors within the parameters described), we will file with the Secretary of State of the State of Delaware a certificate of amendment to our restated certificate of incorporation in the form attached hereto as Appendix C (the “Certificate of Amendment”), reflecting such reverse stock split ratio determined by the board of directors. The Reverse Stock Split will become effective at the time and on the date of filing of, or at such later time as is specified in, the Certificate of Amendment, which we refer to as the “effective time” and the “effective date,” respectively. The effective time of the Certificate of Amendment shall be determined in the discretion of our board of directors and in accordance with applicable law. Beginning at the effective time, each certificate representing shares of common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Stock Split.

Our board of directors has approved the amendment to our Amended and Restated Certificate of Incorporation. The ratio of the Reverse Stock Split, within the parameters described, and the implementation and timing of such Reverse Stock Split shall be determined in the discretion of our board of directors.

If the Reverse Stock Split is implemented, our transfer agent will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No written confirmations will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to our transfer agent. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Our common stock will also receive a new CUSIP number.

Certain of our registered stockholders hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not hold physical certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds shares of common stock in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our common stock held following the Reverse Stock Split.

Stockholders who hold uncertificated shares, either as existing holders of book-entry shares or as beneficial owners through brokerage or other “street name” accounts, would not be required to take any further action to receive their post-Reverse Stock Split shares. They will have their holdings electronically adjusted to give effect to a Reverse Stock Split by our transfer agent (through the Direct Registration System) or, for beneficial owners, by their brokers, banks or other nominees which hold the shares in “street name” for their benefit.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Any fractional shares resulting from the Reverse Stock Split will be rounded up at the participant level with The Depository Trust Company.

No Appraisal Rights

No action is proposed herein for which the laws of the State of Delaware, or our Amended and Restated Certificate of Incorporation or our amended and restated bylaws, provide a right to our stockholders to dissent and obtain an appraisal of, or payment for, such stockholders’ capital stock.

Accounting Matters

The Reverse Stock Split would not affect the per-share par value of our common stock, which would remain at $0.0001 par value per share, while the number of outstanding shares of common stock would decrease in accordance with the Reverse Stock Split ratio. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet would decrease, and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. Following the Reverse Stock Split, the reported per-share net income or loss would be higher because there would be fewer shares of common stock outstanding, and we would adjust historical per share amounts set forth in our future financial statements.

Reservation of Right to Abandon the Amendment to our Restated Certificate of Incorporation

Our board of directors reserves the right to abandon the amendment to our Amended and Restated Certificate of Incorporation described in this proposal without further action by our stockholders at any time before the effective time, even if stockholders approve such amendment at the special meeting. By voting in favor of the amendment to our Amended and Restated Certificate of Incorporation, stockholders are also expressly authorizing the board of directors to determine not to proceed with and abandon the Reverse Stock Split if it should so decide.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below) of our common stock. A “U.S. holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is either:

•        an individual citizen or resident of the United States;

•        a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) has the authority to control all of its substantial decisions, or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable U.S. Treasury Regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

We have not sought, and will not seek, any ruling from the Internal Revenue Service (the “IRS”) or an opinion of tax counsel with respect to the matters discussed herein. The discussion below regarding the U.S. federal income tax consequences of the Reverse Stock Split is not binding on the IRS or the courts. Accordingly, each U.S. holder is urged to consult with his, her or its own tax advisor with respect to the tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes, (iii) persons who hold or receive our common stock pursuant to the exercise of any stock options or otherwise as compensation, (iv) person who hold our common stock as “qualified small business stock” pursuant to Section 1202 of the Code, or (v) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership (or member of such other entity) will generally depend on the status of the partner (or member) and the activities of the partnership (or such other entity). Partnerships (or entities classified as partnerships for U.S. federal income tax purposes) that hold our common stock, and partners (or members) in such partnerships (or such other entities), should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each U.S. holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our shares for a lesser number of shares, based upon the Reverse Stock Split ratio. However, a U.S. holder who receives a “round up” from a fractional share to a whole share may have a tax event based on the value of the “rounded up” share provided to the U.S. holder. We believe such tax event will be minimal or insignificant for most U.S. holders.

A U.S. holder’s aggregate tax basis in the lesser number of shares received in the Reverse Stock Split will generally be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON STOCK SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM.

Required Vote

For the Reverse Stock Split Proposal to be approved, the number of votes cast FOR the proposal must exceed the number of votes cast AGAINST the proposal; provided that our common stock meets the Listing Condition, in which case, abstentions with respect to the Reverse Stock Split Proposal will not be considered “votes cast” and will have no effect on the Reverse Stock Split Proposal. If the Listing Condition is not met, the Reverse Stock Split Proposal must receive the affirmative vote of the holders of a majority of our issued and outstanding shares of common stock as of the Record Date and any abstentions with respect to the Reverse Stock Split Proposal would have the same effect as a vote AGAINST the Reverse Stock Split Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. If the Listing Condition is met, any broker non-votes will have no effect on the Reverse Stock Split Proposal. If the Listing Condition is not met, any broker non-votes will be treated as a vote AGAINST the Reverse Stock Split Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE OF THE REVERSE STOCK SPLIT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON ITS PROXY CARD OR VOTING INSTRUCTION FORM.

Proposal No. 5

APPROVAL OF THE ADJOURNMENT PROPOSAL

We are asking our stockholders to vote on a proposal to approve any adjournments or postponements of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve Proposal Nos. 1, 2, 3 or 4. We currently do not intend to propose postponement or adjournment at the Special Meeting if there are sufficient votes to approve Proposal Nos. 1, 2, 3 and 4. Under our Amended and Restated Bylaws, whether or not a quorum is present, the Special Meeting may be adjourned or recessed for any or no reason from time to time by the chairman of the Special Meeting.

Required Vote

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on the subject matter is required to approve this proposal. Abstentions will count as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE ADJOURNMENT PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON ITS PROXY CARD OR VOTING INSTRUCTION FORM.

OTHER MATTERS

Our board of directors knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Generally, stockholders who have questions or concerns should contact our Investor & Media team as indicated on the “Investors” section of on our website. However, persons wishing to write to our board of directors, or to a specified director or committee of our board of directors, should send correspondence to our Corporate Secretary at Incannex Healthcare Inc., Suite 105, 8 Century Circuit Norwest, NSW 2153 Australia. Electronic submissions of stockholder correspondence will not be accepted.

Communications will be distributed to our board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our board of directors may be excluded, such as:

•        junk mail and mass mailings;

•        resumes and other forms of job inquiries;

•        surveys; and

•        solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2025 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than July 15, 2025. To be considered for presentation at such annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Securities Exchange Act of 1934 (the “Exchange Act”), stockholders who intend to solicit proxies in support of director nominees other than Incannex Healthcare Inc.’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.

Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the annual meeting of stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of the Secretary at Incannex Healthcare Inc., Suite 105, 8 Century Circuit, Norwest, NSW 2153 Australia.

Norwest, NSW 2153 Australia
April 28, 2025

APPENDIX A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

INCANNEX HEALTHCARE INC.

Incannex Healthcare Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.      The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Section 4.1 of Article IV thereof and replacing therewith the following:

“Section 4.1 Authorized Stock. The total number of shares that the Corporation shall have authority to issue is 810,000,000 shares, of which 800,000,000 shares shall be designated as common stock, par value $0.0001 per share (the “Common Stock”), and 10,000,000 shares shall be designated as preferred stock, par value $0.0001 per share (the “Preferred Stock”).”

2.      The Board of Directors of the Corporation has duly adopted resolutions (i) declaring this Certificate of Amendment to be advisable, (ii) adopting and approving this Certificate of Amendment, (iii) directing that this Certificate of Amendment be submitted to the stockholders of the Corporation for their approval at a Special Meeting of the stockholders of the Corporation and (iv) recommending to the stockholders of the Corporation that this Certificate of Amendment be approved.

3.      This Certificate of Amendment was submitted to and duly adopted and approved by the stockholders of the Corporation at a Special Meeting of the stockholders of the Corporation in accordance with the provisions of Sections 222 and 242 of the Delaware General Corporation Law.

4.      This Certificate of Amendment has been duly authorized, adopted and approved by the Corporation’s Board of Directors in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, Incannex Healthcare Inc. has caused this Certificate of Amendment to be signed by its duly authorized officer of the Corporation, on ____________.

INCANNEX HEALTHCARE INC.
By:
Name:
Title:

A-1

APPENDIX B

AMENDMENT NO. 1

TO

INCANNEX HEALTHCARE INC.

2023 EQUITY INCENTIVE PLAN

In accordance with those certain resolutions adopted by the Board of Directors and stockholders of Incannex Healthcare Inc., a Delaware corporation (the “Company”), the Incannex Healthcare Inc. 2023 Equity Incentive Plan (the “Plan”) is hereby amended as follows:

1. Section 5(b) of the Plan is hereby amended and restated in its entirety to increase the number of shares of the Company’s common stock, par value $0.0001 per share, reserved for issuance under the Plan as follows:

“(b) Subject to Section 13 of the Plan, Awards granted under the Plan shall be subject to the following limitations: (i) the Committee is authorized to deliver under the Plan an aggregate of 7,700,00 Common Shares; (ii) the Common Shares shall increase automatically on September 30, 2025 in an amount equal to 20% of the then outstanding Common Shares on September 30, 2025, and will further increase on the first day of each fiscal year of the Company (each, a “Fiscal Year”) beginning with the 2026 Fiscal Year commencing on July 1, 2026 and ending on (and including) the first day of the 2032 Fiscal Year commencing on July 1, 2032, in an amount equal to 5% of the then-outstanding shares of common stock on such dates (each, an “Evergreen Increase”); provided, however, that the Board may act to provide that there will be no Evergreen Increase for a Fiscal Year, or that the Evergreen Increase for such Fiscal Year will be a lesser number of shares of common stock; (iii) in no event shall the maximum aggregate number of Common Shares that may be issued under the Plan pursuant to Incentive Stock Options exceed the aggregate number of 300,000,000 Common Shares plus, to the extent allowable under Code Section 422 and the regulations promulgated thereunder, any Common Shares that again become available for issuance pursuant to Section 5(c) of the Plan; and (iv) the maximum number of Common Shares that may be granted under the Plan during any single fiscal year to any Participant who is a non-employee director, when taken together with any cash fees paid to such non-employee director during such year in respect of his or her Service as a non-employee director (including Service as a member or chair of any committee of the Board), shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided that the non-employee directors who are considered independent (under the rules of The NASDAQ Stock Market or other securities exchange on which the Common Shares are traded) may make exceptions to this limit for a non-executive chair of the Board, if any, in which case the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.”

2. Unless otherwise expressly provided for in this Amendment to the Plan (this “Amendment”), all capitalized words, phrases, or defined terms used in this Amendment will have the same meaning ascribed to them in the Plan.

3. Except as expressly set forth in this Amendment, there have been no other changes or modifications to the Plan, and the Plan remains otherwise unchanged and in full force and effect.

4. This Amendment shall be effective as of [•], 2025.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed effective as of the date set forth above.

INCANNEX HEALTHCARE INC.,
By:
Name:
Title:

B-1

APPENDIX C

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certified that:

FIRST:    The name of the corporation is Incannex Healthcare Inc. (the “Corporation”).

SECOND:    The Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby further amended by adding the following immediately after the first sentence of Section 4.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation:

“Effective at [    ] [a./p.]m. [Eastern Time] on [    ], 2025 (the “Reverse Stock Split Effective Time”), a one-for-[    ] reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [    ] shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Reverse Stock Split Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Reverse Stock Split Effective Time and shall represent one share of Common Stock from and after the Reverse Stock Split Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Instead, holders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. For those stockholders who hold shares with a brokerage firm, the Company intends to round up fractional shares at the participant level. No cash will be paid in lieu of fractional shares.”

THIRD:    The amendment of the Amended and Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

INCANNEX HEALTHCARE INC.
By:
Name:
Title:

C-1

Incannex VOTE C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE SACKPACK 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/IXHL or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/IXHL Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, and 5. 1. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 347,222,700 shares of the Company’s common stock underlying the Series A Warrants (assuming full adjustment of the exercise price to the Floor Price of $0.216 per share and exercise pursuant to the zero exercise price provisions of the Series A Warrants) issued in connection with a private placement and sale of our securities that was consummated on March 10, 2025 and certain provisions of the Series A Warrants. 2. To approve a proposed amendment to our Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance thereunder from 100,000,000 shares to 800,000,000 shares. 3. To approve a proposed amendment to the Company’s 2023 Equity Incentive Plan (the “2023 Plan”) to (x) increase the number of shares authorized for the issuance of awards thereunder by 2,700,000 and (y) to incorporate an evergreen provision to increase the number of shares under the 2023 Plan in future years. 4. To approve a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of not less than 1-for-2 and not more than 1-for-50, with the exact ratio to be set within this range by our board of directors in its sole discretion (without reducing the authorized number of shares of our common stock) and with our board of directors able to elect to abandon such proposed amendment and not effect the Reverse Stock Split authorized by our stockholders in its sole discretion. 5. To approve any postponement or adjournment of the special meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to adopt the proposals set forth above. For Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 1UPX 649942 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 044GSD

Special Meeting of Incannex Healthcare Inc. Stockholders May 27, 2025, 12:30 pm ET virtually via the internet at www.meetnow.global/M7SKRH9. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/IXHL IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Incannex Healthcare Inc. Incannex Healthcare Inc. Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting — May 27, 2025 Joel Latham and Joseph Swan, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Incannex Healthcare Inc. to be held on May 27, 2025 or at any postponement or adjournment thereof. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL UNLESS THE UNDERSIGNED INDICATES OTHERWISE ON THIS PROXY CARD; PROVIDED, HOWEVER, THAT IF THE UNDERSIGNED HAS SHARES OF COMMON STOCK THAT ARE SUBJECT TO THE VOTING RESTRICTION (AS DEFINED IN THE ACCOMPANYING PROXY STATEMENT), ANY SHARES THAT ARE NOT SUBJECT TO THE VOTING RESTRICTION AND ARE ENTITLED TO VOTE ON PROPOSAL NO. 1 WILL BE VOTED IN THE MANNER SPECIFIED HEREIN WITH RESPECT TO PROPOSAL NO. 1, AND ANY SHARES THAT ARE SUBJECT TO THE VOTING RESTRICTION AND ARE NOT ENTITLED TO VOTE ON PROPOSAL NO. 1 WILL NOT BE VOTED ON PROPOSAL NO. 1 AND NO AUTHORITY TO REPRESENT OR VOTE SUCH SHARES ON PROPOSAL NO. 1 IS CONFERRED HEREBY; PROVIDED, FURTHER, THAT IF THE UNDERSIGNED HAS SHARES OF COMMON STOCK THAT ARE SUBJECT TO THE VOTING RESTRICTION AND ARE NOT ENTITLED TO VOTE ON PROPOSAL NO. 1 AND THE UNDERSIGNED DOES NOT SPECIFY ON THIS PROXY CARD HOW THE UNDERSIGNED’S SHARES ARE TO BE VOTED ON PROPOSAL NO. 1, ANY SHARES THAT ARE NOT SUBJECT TO THE VOTING RESTRICTION AND ARE ENTITLED TO VOTE ON PROPOSAL NO. 1 WILL BE VOTED IN FAVOR OF PROPOSAL NO. 1, AND ANY SHARES THAT ARE SUBJECT TO THE VOTING RESTRICTION AND ARE NOT ENTITLED TO VOTE ON PROPOSAL NO. 1 WILL NOT BE VOTED ON PROPOSAL NO. 1. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.